UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

––––––––––––––––––––––––––––––

SCHEDULE 14A

______________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

NEXTNAV INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 8, 2026

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of NextNav Inc. (“NextNav” or the “Company”) to be held on Thursday, May 21, 2026, at 12:00 p.m. (Eastern Time) (the “Annual Meeting”). The Annual Meeting will be conducted as a virtual meeting via live webcast online at www.virtualshareholdermeeting.com/NN2026.

If you attend the Annual Meeting, you will be able to vote and submit questions during the Annual Meeting by using the control number we provide to you in the Notice of Internet Availability of Proxy Materials (the “Notice”), which describes the availability of these proxy materials over the Internet. We will begin sending the Notice to our stockholders on or about April 8, 2026, which will contain instructions on how to access our 2026 Proxy Statement (the “Proxy Statement”) and Annual Report on Form 10-K for the year ended December 31, 2025, as well as instructions on how to vote. Internet distribution of our proxy materials expedites receipt by stockholders, lowers the cost of the Annual Meeting, and conserves natural resources. Stockholders who receive the Notice will not receive a printed copy of the proxy materials in the mail; however, if you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice.

Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For the election of directors, your shares will not be voted unless you provide voting instructions via the Internet or by returning a proxy card or voting instruction card. We encourage you to vote promptly, even if you plan to virtually attend the Annual Meeting.

Best regards,

Mariam Sorond
President and Chief Executive Officer and Chair of the Board of Directors

NextNav Inc.
11911 Freedom Drive, Suite 200
Reston, Virginia 20190

__________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 21, 2026

__________________________

To our Stockholders:

NOTICE IS HEREBY GIVEN that NextNav’s Annual Meeting will be held solely by means of live webcast online at www.virtualshareholdermeeting.com/NN2026 on Thursday, May 21, 2026, at 12:00 p.m. (Eastern Time), to consider and vote on the following matters described in the accompanying Proxy Statement:

1.

To elect ten (10) director nominees named in the accompanying Proxy Statement to our Board of Directors (our “Board”), each to serve until our 2027 Annual Meeting of Stockholders and until such person’s successor is duly elected and qualified (“Proposal 1”).

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”).
3.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Our Board has fixed March 24, 2026, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relevant to the Annual Meeting during ordinary business hours during the ten (10) days prior to the date of the Annual Meeting at 11911 Freedom Drive, Suite 200, Reston, Virginia 20190.

Our Board unanimously recommends that you vote “FOR ALL” for Proposal 1 and “FOR” Proposal 2.

By hosting the Annual Meeting online, we are able to effectively communicate with our stockholders, enable increased attendance and participation from locations around the world, reduce financial and environmental costs and increase overall efficiency and safety for both us and our stockholders. The Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Whether or not you expect to attend, you are respectfully requested by our Board to promptly either sign, date and return the proxy card (if you requested a paper copy) or vote by telephone or via the Internet by following the instructions provided on the Notice.

By Order of the Board of Directors,
/s/ James Black
Senior Vice President, General Counsel and Secretary
Reston, Virginia
April 8, 2026

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on May 21, 2026:

Copies of our Proxy Materials, consisting of the Notice of Internet Availability of Proxy Materials, the
Proxy Statement and accompanying Form of Proxy Card, and our 2025 Annual Report on Form 10-K, are
available at www.proxyvote.com.

________________________________

YOUR VOTE IS IMPORTANT

If your shares are held in a brokerage account or by another nominee record holder and you do not receive a Notice, please be sure to mark your voting choices on the voting instruction card that accompanies this Proxy Statement. If you fail to specify your voting instructions for certain of the proposals, your shares will not be voted on such proposals due to rules applicable to broker voting, and we may incur additional costs to solicit votes.

________________________________

i

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider, and you should read the entire Proxy Statement carefully before voting.

2026 Annual Meeting of Stockholders
DATE & TIME	RECORD DATE	NUMBER OF SHARES OUTSTANDING AS OF THE RECORD DATE
12:00 p.m. (ET) on	March 24, 2026	136,028,193
Thursday, May 21, 2026

VIRTUAL MEETING LOCATION	MAILING DATE	VOTING
www.virtualshareholdermeeting.com/NN2026	This Proxy Statement will be first mailed or made available to stockholders on or about April 8, 2026.	Stockholders as of the Record Date are entitled to vote. Each share of common stock is entitled one vote for each director nominee and one vote for the other proposal to be voted on.

Voting Matters and Vote Recommendation

Proposals to be Considered at the 2026 Annual Meeting	Board Vote Recommendation
Election of Directors	FOR ALL
Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2026	FOR

How to Cast Your Vote

INTERNET (www.proxyvote.com) until 11:59 PM (ET) on Wednesday, May 20, 2026	MAIL by completing, signing and returning your proxy card or voting instruction card so that it is received before the polls close on Thursday, May 21, 2026

TELEPHONE (1-800-690-6903) until 11:59 PM (ET) on Wednesday, May 20, 2026

VIRTUALLY “IN PERSON” by participating in and voting online at the 2026 Annual Meeting. See “How Do I Attend the Annual Meeting?” on page 6 for more information. Please note that if you do not receive a control number with your Notice or voting instructions, you will need to obtain a legal proxy to participate in and vote your shares at the Annual Meeting

Snapshot of 2026 Director Nominees

9 of our 10 Director Nominees are Independent
Our Director Nominees exhibit an effective mix of skills, experiences and perspectives, including:
Financial Capital Markets and M&A Expertise	Experience in Venture Capital Investing
Extensive Public Company Directorship Experience	Oversight of Investments in Industry-Transforming Technology Companies
Experience in the Telecommunications, Media and Technology (TMT) Industry	Terrestrial, Satellite-Based and Proximity-Based Location Systems Expertise

NextNav Inc.
11911 Freedom Drive, Suite 200
Reston, Virginia 20190

___________________________________

PROXY STATEMENT

___________________________________

2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 21, 2026.

We are making this Proxy Statement and the accompanying form of proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) available electronically via the Internet at www.virtualshareholdermeeting.com/NN2026 and our website, www.nextnav.com. If you wish to receive a paper or e-mail copy of these documents, please request one by following the instructions contained in the Notice of Internet Availability of Proxy Materials (the “Notice”). There is no charge for requesting a copy.

The Notice will be first mailed or made available to our stockholders on or about April 8, 2026, in connection with the solicitation of proxies on behalf of our Board for use at our 2026 Annual Meeting of Stockholders, to be held virtually on Thursday, May 21, 2026, at 12:00 p.m. (Eastern Time) at www.virtualshareholdermeeting.com/NN2026, and at any adjournment or postponement thereof (the “Annual Meeting”). Whether or not you plan to attend the Annual Meeting, please follow the instructions on the Notice so that your shares may be voted at the Annual Meeting. You may vote your shares by mail, by telephone or through the Internet by following the instructions set forth on the Notice. If you attend the Annual Meeting, you may revoke your previously-submitted proxy and you will be permitted to vote virtually during the Annual Meeting.

FREQUENTLY ASKED QUESTIONS

The following questions and answers present important information pertaining to the Annual Meeting:

Q:     What is in this Proxy Statement?

A:      This Proxy Statement describes the proposals on which we would like you, as a stockholder, to vote at the Annual Meeting. It gives you information on the proposals, as well as other information about us, including the compensation of our directors and certain of our executive officers and corporate governance matters, so that you can make an informed decision on whether or how to vote your stock.

Q:     What is the purpose of this Proxy Statement?

A:      Our Board is soliciting your proxy to vote at the Annual Meeting, which will be held online at www.virtualshareholdermeeting.com/NN2026 on Thursday, May 21, 2026, at 12:00 p.m. (Eastern Time). You will receive proxy materials if you own common stock at the close of business on March 24, 2026 (the “Record Date”), which entitles you to vote at the Annual Meeting. This Proxy Statement contains important information about the matters to be voted on at the Annual Meeting and about us. As many of our stockholders may be unable to attend the Annual Meeting, proxies are solicited to give each stockholder an opportunity to vote on all matters that will properly come before the Annual Meeting. References in this Proxy Statement to the Annual Meeting include any adjournments or postponements of the Annual Meeting.

Q:     What is the purpose of the Annual Meeting?

A:     We are holding the Annual Meeting for the following purposes, which are described in more detail below in this Proxy Statement:

1.      To elect ten (10) directors to our Board, each to serve until our 2027 Annual Meeting of Stockholders and until such person’s successor is duly elected and qualified (“Proposal 1”).

2.      To ratify the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the year ending December 31, 2026 (“Proposal 2”).

We will also consider any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof. See “Will any other business be presented for action by stockholders at the Annual Meeting?” below.

Q:     Will any other business be presented for action by stockholders at the Annual Meeting?

A:     Management knows of no business that will be presented at the Annual Meeting other than Proposal 1 and Proposal 2. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the proxy card intend to vote your shares (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter. Your proxy holders will have the authority to appoint a substitute to act as proxy.

Q:     Who is entitled to vote at the Annual Meeting?

A:     Only stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please contact our Secretary at (408) 400-7843 to make arrangements to inspect the list.

Q:     How many shares of common stock can vote?

A:      There were 136,028,193 shares of our common stock outstanding as of the close of business on the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by him, her or it that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in the election of directors.

Q:     How do I vote my shares?

A:      The answer depends on whether you own your shares of our common stock directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of our common stock directly (i.e., you are a “registered stockholder”), your proxy is being solicited directly by us, and you can vote at the Annual Meeting or by proxy whether or not you attend the Annual Meeting virtually.

•         If you wish to vote over the Internet, go to www.proxyvote.com and log in using your unique control number that was included in the Notice. Internet voting is available 24 hours a day.

•         If you wish to vote by telephone, call 1-800-690-6903 (toll free in North America) and follow the instructions and refer to your unique control number that was included in the Notice.

•         If you wish to vote by mail, please request a paper copy of the materials, which will include a proxy card. Please promptly complete, sign and return your proxy card by following the instructions included thereon to ensure that it is received prior to the closing of the polls at the Annual Meeting. Please keep in mind that if you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR ALL” of the ten (10) director nominees and “FOR” the ratification of EY as our independent registered public accounting firm for the year ending December 31, 2026. Unsigned proxy cards will not be counted. If the proxy card is not dated, it will be deemed to be submitted seven (7) calendar days after the date on which it was mailed to you.

•        If you wish to vote live over the Internet during the meeting, go to www.virtualshareholdermeeting.com/NN2026 and enter your unique control number that was included in the Notice. Once properly admitted to the Annual Meeting, you will be able to vote your shares by following the instructions that will be available on the Annual Meeting website.

Internet and telephone votes must be submitted no later than 11:59 PM on Wednesday, May 20, 2026. The chair of the Annual Meeting may waive the proxy cut-off without notice.

If you hold your shares of our common stock through a broker, bank or other nominee, a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker, bank or other nominee?” below.

If you wish to vote live over the Internet during the meeting, ballot buttons will be available at the Annual Meeting website. However, if you are the beneficial owner of shares held in street name through a bank, broker or other nominee and did not receive a control number with your voting instruction form or Notice, you may not vote your shares at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. See “How do I attend the Annual Meeting?” below for more details.

Q:     How do I attend the Annual Meeting?

A:      The Annual Meeting is being held as a virtual only meeting. If you are a stockholder of record as of the Record Date, you may attend, vote and ask questions virtually at the meeting by logging in at www.virtualshareholdermeeting.com/NN2026 using the control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. The Annual Meeting will begin promptly at 12:00 p.m. (Eastern Time). Online check-in will begin at 11:45 a.m. (Eastern Time), and you should allow ample time for the online check-in procedures.

If you are a stockholder holding your shares in “street name” as of the Record Date and your voting instruction form or the Notice indicates that you may vote those shares through www.proxyvote.com, then you may access, participate in, and vote at the Annual Meeting with the control number indicated on that voting instruction form or the Notice. If you are a stockholder holding your shares in “street name” as of the Record Date and did not receive a control number, please contact your bank, broker or other nominee at least five (5) days before the Annual Meeting and obtain a legal proxy to be able to participate in or vote at the Annual Meeting.

By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, reduce costs and increase overall efficiency and safety for us and our stockholders. The virtual Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. If you plan to attend the Annual Meeting virtually, you will need your unique control number we have provided to you with the Notice.

If you are a stockholder as of the Record Date and have logged in using your control number, you may type questions into the dialog box provided at any point during the meeting (until the floor is closed to questions).

If you are not a stockholder as of the Record Date or do not log in using your control number, you may still listen to the Annual Meeting, but will not be able to ask questions or vote at the Annual Meeting.

Q:     Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A:      Yes. On the day of the Annual Meeting, please go to www.virtualshareholdermeeting.com/NN2026 and log in using the control number that was included in the Notice. You will be able to vote online during the Annual Meeting, change a vote you have submitted previously, or ask questions online that will be reviewed and answered by the speakers. You will only be able to participate in this manner if you log in with your control number and follow the other steps described herein.

Q:     Can I submit a question for the Annual Meeting?

A:      Stockholders who attend the Annual Meeting and log in as a stockholder using their control number will have an opportunity to submit questions in writing during a portion of the Annual Meeting. Instructions for submitting a question during the Annual Meeting will be provided on the Annual Meeting website. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to meeting matters, are about personal concerns not shared by stockholders generally, or are inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Our Investor Relations team will respond to any questions that are appropriate and pertinent to the Annual Meeting but cannot be answered during the Annual Meeting due to time constraints after the Annual Meeting.

Q:     What should I do if I need technical support during the Annual Meeting?

A:      The Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong internet or Wi-Fi connection wherever they intend to participate in the Annual Meeting. Attendees should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

If you experience any technical difficulties with the virtual meeting platform on the meeting day, please call the phone number that will be provided on the Annual Meeting website. We will have technicians ready to assist you with any technical difficulties you may have beginning 10 minutes prior to the start of the Annual Meeting, and the technicians will be available through the conclusion of the Annual Meeting. Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available on the Annual Meeting website.

Q:     What is a proxy?

A:      A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will appoint the following individuals as your proxies, James Black, our General Counsel and Secretary, and Timothy A. Gray, our Chief Financial Officer. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q:     What is the effect if I fail to give voting instructions to my broker, bank or other nominee?

A:      If your shares of our common stock are held by a broker, bank or other nominee and your voting instruction card does not indicate that you may vote your shares directly, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1 in order for your shares to be counted. Brokers, banks or other nominees will have discretionary authority with respect to “routine” matters, such as Proposal 2.

A broker non-vote occurs when a beneficial owner of shares held in street name does not provide such voting instructions and, as a result, the broker, bank or other nominee that holds the shares is prohibited from voting those shares on certain “non-routine” matters (including the election of directors). In the event of a broker non-vote, such beneficial owners’ shares of common stock will be included in determining whether a quorum is present, but otherwise will not be counted. Similarly, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast. A broker non-vote or an abstention with respect to a proposal that requires the affirmative vote of a majority of outstanding shares or a majority of the shares present in person or by proxy and entitled to vote will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares if you are not able to vote your shares directly.

Q:     What if I want to change my vote or revoke my proxy?

A:      A registered stockholder may change his, her or its vote or revoke his, her or its proxy at any time before the Annual Meeting in the following ways: (i) by going to www.proxyvote.com and logging in using your unique control number that was included in the Notice; (ii) by attending and voting at the Annual Meeting; or (iii) by submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail, telephone, Internet or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your broker, bank or other nominee. Please note that attendance at the Annual Meeting alone will not cause your previously granted proxy or voting instructions to be revoked unless you specifically so request or vote at the Annual Meeting.

Q:     What is a quorum?

A:      The holders of a majority of the 136,028,193 shares of common stock outstanding and entitled to vote as of the Record Date, either present by remote communication or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the Annual Meeting will be adjourned until a quorum is obtained. If an adjournment is for more than thirty (30) days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q:     What vote is required to approve each proposal?

A:      1.       Proposal 1 — Election of directors: Votes may be cast: FOR ALL nominees, WITHHOLD ALL nominees or FOR ALL EXCEPT those nominees noted by you on the appropriate portion of your proxy or voting instruction card. A plurality of the votes cast by stockholders present by remote communication or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the election of the director nominees to our Board as directors. This means that the ten (10) director nominees with the most votes will be elected.

         You may choose to vote for or withhold your vote from one or more of such nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no effect on the outcome of this proposal, although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

2.       Proposal 2 — Ratification of the appointment of EY as our independent registered public accounting firm for 2026: Votes may be cast: FOR, AGAINST or ABSTAIN. The affirmative vote of the holders of the majority of the voting power of shares of common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve this proposal. Abstentions with respect to this proposal will have the effect of votes “AGAINST” this proposal. There will be no broker non-votes with respect to this proposal.

Q:     How does the Board recommend that I vote on each of the proposals?

A:      Our Board unanimously recommends that stockholders vote “FOR ALL” for Proposal 1 and “FOR” Proposal 2.

Q:     How many shares of our common stock do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A:      Directors and executive officers, who, as of the Record Date, had beneficial ownership of approximately 7.8% of our outstanding shares of common stock, are expected to vote, or direct the voting of their shares, “FOR ALL” for Proposal 1 and “FOR” Proposal 2.

Q:     Who will count the votes, and is my vote confidential?

A:     We will appoint an inspector of elections for the meeting to determine whether or not a quorum is present and to tabulate votes cast by proxy or virtually at the Annual Meeting. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

Q:     How will proxies be solicited and who will pay the cost of the proxy solicitation?

A:      The solicitation of proxies will be primarily by mail, but our directors, officers and other employees may also solicit proxies personally or by telephone but will receive no special compensation for doing so. We will bear all costs of the solicitation, including the printing, handling and mailing of the Annual Meeting materials. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to our stockholders, if any.

Q:     Where can I find the voting results?

A:      Final voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) on EDGAR at https://www.sec.gov within four business days of the Annual Meeting.

Q:     Who is the independent registered public accounting firm, and will it be represented at the Annual Meeting?

A:      EY served as our independent registered public accounting firm for the fiscal year ended December 31, 2025 and audited our consolidated financial statements for such fiscal year. We expect that one or more representatives of EY will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting. EY has been appointed by the Audit Committee to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Q:     Why are we being asked to ratify the appointment of Ernst & Young LLP?

A:      Although stockholder approval of the Audit Committee’s appointment of EY as our independent registered public accounting firm is not binding or required, we believe that it is best practice and advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection of EY, but will not be required to take any action.

BOARD OF DIRECTORS

Our Board currently consists of ten (10) members. Nine were elected by our stockholders at the 2025 Annual Meeting of Stockholders and Lisa Hook was appointed by the Board to serve as a director, effective February 24, 2026.

Our Bylaws provide that each director shall hold office until the next annual meeting of stockholders and until their respective successor shall have been duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Consequently, each current director has been nominated for election at the upcoming Annual Meeting.

Set forth below for each nominee for election at the Annual Meeting is a list of current Board Committee memberships and a description of their business experience, qualifications, education and skills that led our Board to conclude that such individual should serve as a member of our Board.

Director/Nominee	Age	Position(s)
Mariam Sorond	53	President and Chief Executive Officer and Chair of the Board of Directors
Bandel L. Carano	64	Director
Lisa Hook	68	Lead Independent Director
H. Wyman Howard III	57	Director
Alan B. Howe	64	Director
Jonathan A. Marcus	65	Director
John B. Muleta	61	Director
Nicola Palmer	58	Director
Lorin Selby	62	Director
Neil S. Subin	61	Director

Mariam Sorond has served as a director and as our President and Chief Executive Officer since November 2023. Prior to her appointment as our President and Chief Executive Officer, Ms. Sorond served as Chief Technology Officer of the Service Provider and Edge Business Unit at VMware since March 28, 2022 where she helped to define technical strategy internally and externally as well as lead engagements with service provider partners to influence and promote vision, product and solution alignment and adoption towards the digital transformation. From September 2019 to December 2021, Ms. Sorond served as Chief Research and Development Officer at CableLabs, where she focused on technical thought leadership, vision and strategy for the future of converged connectivity of broadband cable and mobile networks within the cable industry. Prior to CableLabs, from April 2012 to September 2019, Ms. Sorond served as Chief Wireless Architect of DISH and as the wireless expert for the company’s entry into the wireless market. Earlier in her career, Ms. Sorond worked for vendors such as Lucent Technologies (now Nokia), and several operators including ICO Global Communications, Nextel, and PrimeCo, where she began as a radio frequency engineer.

Ms. Sorond has served as a member of the National Telecommunications and Information Administration’s Commerce Spectrum Management Advisory Committee since 2014 and joined as a member of the Federal Communications Commission’s Technical Advisory Committee in 2022. Ms. Sorond is also a member of the Board of Directors of CTIA, the wireless industry association. Ms. Sorond has been awarded several patents, with others pending and is an author and frequent speaker and panelist at industry forums.

Ms. Sorond’s experience leading transformational change across mobile, wireless, fixed and satellite networks for more than 30 years and her leadership positions within start-ups and Fortune 500 enterprises qualify her to serve on our Board.

Board Committees: Technology and National Defense Committee

Bandel L. Carano has served as a director since October 2021. Prior to this, Mr. Carano served as a director of our predecessor company, NextNav, LLC, a Delaware limited liability company (“former NextNav”) from September 2014 to October 2021. Mr. Carano joined Oak Investment Partners, a multi-stage venture capital firm, in 1985 and has been a General Partner of Oak Investment Partners since 1987. Mr. Carano has been a Managing Partner of Oak Investments Partners since 2010. From 1983 to 1985, Mr. Carano was a member of Morgan Stanley’s Venture Capital Group, where he was responsible for advising Morgan Stanley on high-tech new business development and sponsoring venture investments. As a venture capitalist, Mr. Carano has been involved with numerous technology companies in the telecommunications, wireless, rich media and semiconductor industries including 2Wire, Inc., Avici Systems, Qtera Corporation, Sentient Networks, Inc. and Wellfleet Communications, among others.

Mr. Carano currently serves on the boards of directors of nLight, Inc. (Nasdaq: LASR), a public company, and Centric Software, a private company. Mr. Carano has previously served on the board of several public companies, including Airspan Networks Holdings, Inc. (NYSE: MIMO), NeoPhotonics Corp. (Nasdaq: NPTN), Kratos Defense & Security Solutions, Inc. (Nasdaq: KTOS), Tele Atlas BV (acquired by TomTom (OTCMKTS: TMOAY) in 2007), Synopsys, Inc. (Nasdaq: SNPS), FiberTower Corporation (acquired by AT&T (NYSE: T) in 2018), Virata, Inc. (acquired by Globespan Inc. in 2001) and Polycom, Inc. (acquired by Plantronics, Inc. (NYSE: PLT) in 2018). Mr. Carano also serves on the Investment Advisory Board of the Stanford Engineering Venture Fund. Mr. Carano holds both a Master of Science and a Bachelor of Science in Electrical Engineering from Stanford University.

Mr. Carano’s years of venture capital investing, his experience as a director of various public companies and his insights in building these businesses make him a valuable asset to our Board.

Board Committees: Nominating and Corporate Governance Committee; Technology and National Defense Committee

Lisa Hook has served as a director and as Lead Independent Director since February 2026. Ms. Hook has served as Managing Partner of Two Island Partners LLC, a private equity and consulting firm, since July 2018. Previously, she served as President & Chief Executive Officer of Neustar, Inc., a global information services company focused on cloud-based workflow solutions for marketing, risk, and security analytics, from October 2010 to July 2018, as President & Chief Operating Officer from 2008 until 2010, and as a member of its board of directors from November 2010 to July 2019. Ms. Hook previously held the following positions: President and Chief Executive Officer of Sunrocket, Inc., a cloud-based voice communications company, several executive positions at America Online, Inc., partner at Brera Capital Partners, Managing Director of Alpine Capital Group, LLC, an executive at Time Warner, Inc., a legal advisor to the Chairman of the Federal Communications Commission, and General Counsel of the Cable Group at Viacom International, Inc.

Ms. Hook currently sits on the boards of directors of Phillip Morris International Inc. (NYSE: PM), a leading international consumer goods company, where she is Lead Independent Director, Fidelity National Information Services, Inc. (NYSE: FIS), a multinational corporation and global leader in banking and payment solutions, Nokia Corporation (NYSE: NOK), a technology leader across mobile, fixed and cloud networks, and Zayo Group Holding, Inc., a provider of high-bandwidth communications infrastructure. She has served on the National Security Telecommunications Advisory Committee since 2012. Ms. Hook previously served on the boards of directors for RB Global, Inc. (NYSE: RBA), a Canadian global asset management and disposition company, from 2021 to 2023, Ping Identity Holding Corp., a pioneer in digital identity solutions, from 2019 to 2022, Partners Group Holding AG (SW: PGHN), a global asset management company, from 2020 to 2021, Unisys Corporation (NYSE: UIS), a global information technology company, from 2019 to 2021, Worldplay, Inc. (until its acquisition by Fidelity National Information Services, Inc. in 2019) and RELX PLC (LSE: REL) and RELX NV (ENX: RN), providers of information solutions. Ms. Hook holds a Bachelor of Arts degree in public policy from Duke University and a Juris Doctor degree from the Dickinson School of Law at Pennsylvania State University.

Ms. Hook was recommended to our Board by Ms. Palmer, one of our directors. Ms. Hook brings to the Board her past experience as CEO of a public company, extensive public company board experience, her leadership in global information services and deep expertise in telecommunications policy.

Board Committees: Compensation and Human Capital Committee; Technology and National Defense Committee

H. Wyman Howard III has served as a director since May 2025. Admiral Howard retired from the U.S. Navy in September 2022 as Rear Admiral (Upper Half) after over 32 years of service for the SEAL Teams and Joint Special Operations. He has had multiple tours in command of Special Operations Joint Task Forces and was among the first to deploy into Afghanistan following the attacks on September 11, 2001. The combat contributions of the teams Admiral Howard commanded, and with whom he served, were recognized with five Presidential Unit Citations, a Navy Unit Commendation medal, and four Joint Meritorious Unit Awards. Admiral Howard’s joint, interagency, and intelligence experience includes service as the second Director of Operations for the National Geospatial-Intelligence Agency in 2016 and as the Commander, Naval Special Warfare Command from 2020 to 2022, which are equivalent leadership roles of a Chief Operating Officer and Chief Executive Officer, respectively. Admiral Howard is acknowledged for his leadership in designing new irregular deterrence capabilities and options that increase the leverage of the United States to deter the nation’s adversaries.

Admiral Howard also serves on the boards of Bridger Aerospace Group Holdings, Inc. (NASDAQ: BAER), an aerial firefighting and aerospace services company, and Invitation Homes Inc. (NYSE: INVH). Admiral Howard graduated from the United States Naval Academy and holds a Master of Business Administration from the TRIUM consortium of the London School of Economics, HEC Paris School of Management, and New York University’s Stern School of Business. Admiral Howard holds a Master of Science in National Security and Resource Strategy with a focus on commercial, civil, and military space sectors from the Eisenhower School and a Professional Certificate in Artificial Intelligence and Business Strategy from the Massachusetts Institute of Technology’s Computer Science and Artificial Intelligence Laboratory.

Admiral Howard is well qualified to serve as a director on our Board due to his distinctive leadership at the strategic, operational and tactical levels, where he was at the helm in command for outcomes that advanced the security of the United States and its allies.

Board Committees: Compensation and Human Capital Committee; Technology and National Defense Committee (Co-Chair)

Alan B. Howe has served as a director since October 2021. Prior to this, Mr. Howe served as a director of Spartacus Acquisition Corporation (Nasdaq: TMTS), an entity party to the Business Combination (as defined below), from October 2020 until the closing of the Business Combination in October 2021. He has served as co-founder and Managing Partner of Broadband Initiatives, LLC, a telecommunications consulting firm, since 2001. Mr. Howe also served as Vice President of Strategic and Wireless Business Development for Covad Communications, Inc. (formerly Nasdaq: COVD), a national broadband telecommunications company, from May 2005 to October 2008, and as Chief Financial Officer and Vice President of Corporate Development for Teletrac, Inc., a mobile data and location solutions provider, from April 1995 to April 2001. Previously, Mr. Howe held various executive management positions for Sprint Corporation (NYSE: S) and Manufacturers Hanover Trust Company. Mr. Howe has over 30 years of extensive hands-on operational expertise combined with corporate finance, business development and corporate governance experience. Mr. Howe has a broad business background and has been exposed to a wide variety of complex business situations within large corporations, financial institutions, start-ups, small-caps and turnarounds.

Mr. Howe is currently a member of the board of directors and serves on the audit committee of Babcock & Wilcox Enterprises, Inc. (NYSE: BW) and as a member of the board of directors of the San Diego Rescue Mission. In December 2025, he also was elected to the board of directors and to serve as chair of the audit committee of Scully Royalty (NYSE: SRL), an iron ore royalty company with diversified merchant banking subsidiaries, but the election is being disputed by the legacy board of directors and is subject to ongoing litigation. Previously, Mr. Howe served on the boards of over twenty public companies, including Sonim Technologies Inc. (Nasdaq: SONM), Resonant, Inc. (formerly Nasdaq: RESN), Data I/O Corporation (Nasdaq: DAIO), Determine, Inc. (OTCMKTS: DTRM), Urban Communications, Inc. (formerly TSX-V: UBN), MagicJack, Vocaltec Communications Inc. (formerly Nasdaq: Call), WidePoint Corporation (NYSE American: WYY), CafePress Inc. (formerly Nasdaq: PRSS), and Orion Energy Systems, Inc. (Nasdaq: OESX). Mr. Howe holds a Bachelor of Science in Business Administration and Marketing from the University of Illinois, School of Commerce and a Master of Business Administration in Finance from the Indiana University, Kelley Graduate School of Business.

Mr. Howe is well qualified to serve as a director on our Board due to his extensive financial capital markets and M&A experience, as well as his experience serving on the boards of directors of other public companies.

Board Committees: Audit Committee; Nominating and Corporate Governance Committee

Jonathan A. Marcus has served as a director since May 2024. Mr. Marcus serves as the Chairman of Alimco Financial Corp., a position he has held since May 2023. Prior thereto, Mr. Marcus was the Chief Executive Officer of Alimco Financial Corp. since March 2019. Prior to that, Mr. Marcus was a managing member and co-founder of Broadbill Partners, L.P., a fund focused on special situations and distressed securities. Prior to Broadbill’s inception in 2011, Mr. Marcus was the Chief Investment Officer of Cypress Management, L.P., the predecessor fund to Broadbill, which he founded in 1995 to specialize in investing in distressed securities. Mr. Marcus’s career also includes extensive investment banking and financial advisory work at Prudential-Bache Securities and Credit Suisse First Boston, with a substantial focus advising financially troubled companies or their creditors. Since January 2018, Mr. Marcus has served as Special Advisor to Milfam LLC.

Mr. Marcus currently serves on the boards of directors of Alimco Financial Corp, Alimco Re Ltd., Anacomp, Inc., and Kaspien Holdings Inc.

Mr. Marcus is well qualified to serve as a director on our Board due to his extensive financial capital markets and financial advisory experiences, as well as his experience serving on the boards of directors of other companies.

Board Committees: Audit Committee (Chair)

John B. Muleta has served as a director since January 2024. Since October 2010, Mr. Muleta has served as the Chief Executive Officer of ATELUM LLC, a technology transfer firm specializing in mobile and Internet services. From August 2014 to September 2025, Mr. Muleta served as the Managing Member of SNR Wireless Management LLC. In December 2005, Mr. Muleta founded M2Z Networks, Inc., a wireless broadband internet provider, and served as its Chief Executive Officer and director until October 2010. From March 2005 to April 2006, Mr. Muleta was a partner and the co-chair of the Communications Group at Venable LLP, a law firm. From February 2003 until March 2005, Mr. Muleta served as the Chief of the Federal Communications Commission’s Wireless Telecommunications Bureau. From January 2000 to January 2001, Mr. Muleta served as Executive Vice President of Navisite, Inc. with responsibility for International Markets and Business Development. From January 1998 to January 2000, Mr. Muleta concurrently served as president of PSINet Ventures Inc., president of PSINet’s Global Facilities Division and president of PSINet’s India, Middle East and Africa Division.

Mr. Muleta is well qualified to serve as a director on our Board due to his unparalleled expertise and experience in dealing with wireless policy matters, particularly spectrum allocation matters and driving innovations in public safety communications. Moreover, Mr. Muleta’s long experience in helping emerging companies in the wireless and internet sectors achieve scale is of particular relevance to the Company.

Board Committees: Compensation and Human Capital Committee; Nominating and Corporate Governance Committee (Chair)

Nicola Palmer has served as a director since June 2024. Ms. Palmer served as Chief Technology Ambassador of Verizon Communications, Inc. (NYSE: VZ), a global provider of technology, communications, information and entertainment products and services, having served in that role from March 2022 until her retirement in July 2023. Previously she served as Chief Product Development Officer from January 2019 to March 2022, as Chief Network Engineering Officer and Head of Wireless Networks from December 2017 to December 2018 and as Chief Technology Officer for Verizon Wireless from June 2013 to December 2017, after having served in technology roles of increasing responsibility for Verizon since October 2000.

Ms. Palmer currently serves on the board of directors of Nvent Electric PLC (NYSE: NVT) and Sercomm Corporation (TPE: 5388).

Ms. Palmer is well qualified to serve as a director on our Board due to her extensive expertise in building, evolving and innovating technology products, platforms and services, as well as her significant experience in digital business transformation, evaluating acquisitions and investments to drive innovation, and cybersecurity, including governance, assessment, control evaluation, security engineering, incident response and on-going business continuity planning.

Board Committees: Audit Committee; Compensation and Human Capital Committee (Chair); Technology and National Defense Committee

Lorin Selby has served as a director since May 2025. Admiral Selby retired as a Rear Admiral from the U.S. Navy in June 2023 after nearly 37 years of service. Admiral Selby served in several high-profile positions throughout his Navy career, making significant impacts as a Navy leader. His last assignment was as the Chief of Naval Research from May 2020 to June 2023. In that role, he led a distributed team of 3,800 personnel and developed leading-edge technologies for the Navy and Marine Corps, overseeing a $4 billion budget. A stand-out achievement in this role was the establishment of the Navy’s Hedge Strategy, which calls for the addition of thousands of small, scalable, unmanned systems and sensors, to augment existing battle force ships. He also initiated the Integrated Battle Problem experimentation series, allowing companies and government laboratories to demonstrate their ideas and products to the Navy and Marine Corps in operationally relevant environments. Previously, he served as the Chief Engineer of the United States Navy and Deputy Commander for Ship Design, Integration, and Naval Engineering at the Naval Sea Systems Command from June 2016 until May 2020. Admiral Selby was brought in to drive innovation, optimize performance, and generate new ways of doing business. He also served as the Commander of the Naval Surface Warfare Centers, becoming the first submarine officer assigned to lead a surface warfare R&D hub for these same reasons. His command at sea was the nuclear fast-attack submarine USS GREENEVILLE (SSN 772). Admiral Selby also held highly visible roles like the Deputy Director of the Navy Office of Legislative Affairs to the U.S. House of Representatives. Following his retirement, Admiral Selby has taken on various consulting roles, advising small and mid-sized technology companies. He currently serves as President and CEO of Selby Partners Consulting LLC and is a founding partner in a maritime-focused growth equity fund, Mare Liberum Capital Partners.

Admiral Selby holds a Bachelor of Science in Nuclear Engineering from the University of Virginia, a Master of Science in Nuclear Engineering, and a Nuclear Engineer Degree from the Massachusetts Institute of Technology. He has also completed extensive executive business coursework, and his achievements have been recognized through numerous personal and unit awards.

Admiral Selby is well qualified to serve as a director on our Board due to his extensive leadership experience, deep expertise in technology and innovation, and proven ability to drive technological advancements.

Board Committees: Audit Committee; Technology and National Defense Committee (Co-Chair)

Neil S. Subin has served as a director since August 2022. Mr. Subin serves as Chief Investment Officer for MILFAM, a single-family office exclusively managing the assets of the Miller family, a position he has held since January 2018. Previously, Mr. Subin was the Chairman of Broadbill Investment Partners, LLC, a private investment management firm focused on distressed and special situations investments. Prior to Broadbill, he was the founder and Managing Director of Trendex Capital Management Corp., a private investment advisor focusing primarily on financially distressed companies.

Mr. Subin has held numerous other board seats, including on the boards of directors of Centrus Energy Corp. (NYSE: LEU), Alimco Financial Corp., Penn Treaty American Corp., PHAZR Inc., FiberTower Corp., Phosphate Holdings, Inc., Institutional Financial Markets, Inc. and DynTek Inc.

Mr. Subin is well qualified to serve as a director on our Board due to his financial competency as well as his expertise in crafting corporate strategy and executing on corporate action, especially within the telecommunications industry.

Board Committees: Audit Committee

No Family Relationships

There are no family relationships between any of our executive officers, directors or director nominees.

CORPORATE GOVERNANCE

Our Board of Directors believes that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. Complete copies of our Corporate Governance Guidelines, charters for the Audit, Compensation and Nominating Committees, and our Code of Business Conduct described below are available on the Investors page of our website at www.nextnav.com. Alternatively, you can request a copy of any of these documents by writing to: Investor Relations, NextNav Inc., 11911 Freedom Drive, Suite 200, Reston, Virginia 20190. Note that the inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of NextNav and our stockholders. These guidelines provide a framework for the conduct of our Board’s business, and provide, among other things, that:

•        the principal responsibility of the directors is to oversee management of the Company;

•        a majority of the members of our Board shall be independent directors;

•        the independent directors meet regularly in executive session;

•        directors have access to senior management and, as necessary and appropriate, independent advisors; and

•        at least annually, our Board and its committees conduct a self-evaluation to determine whether they are functioning effectively.

Board and Committees

Director Independence

Our Board has determined that: (i) all of our directors and nominees for director, except Mariam Sorond, are independent within the meaning of Section 5605(a)(2) of the Nasdaq Stock Market LLC (“Nasdaq”) listing rules (the “Nasdaq Stock Market Rules”); (ii) Messrs. Marcus, Howe, Selby and Subin and Ms. Palmer each meet the additional test for independence for audit committee members imposed by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 5605(c)(2)(A) of the Nasdaq Stock Market Rules; and (iii) Mses. Hook and Plamer and Messrs. Howard and Muleta each meet the additional test for independence for compensation committee members imposed by Section 5605(d)(2) of the Nasdaq Stock Market Rules, and are non-employee directors for purposes of Rule 16b-3. In making such determination, our Board considered the relationships that each such non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director and any previous consulting arrangements we had with any of our directors.

Our Board is currently composed of ten (10) directors. At the Annual Meeting, our stockholders are being asked to elect these ten (10) nominees to a one-year term. Once elected, all directors, with the exception of Ms. Sorond, will be independent.

Board and Committee Meetings; Annual Meeting Attendance

For the year ended December 31, 2025, our Board held 7 meetings, our Audit Committee held 4 meetings, our Compensation and Human Capital Committee (the “Compensation Committee”) held 7 meetings, our Nominating and Corporate Governance Committee (the “Nominating Committee”) held 4 meetings, and our Technology and National Defense Committee held 2 meetings.

During 2025, except as disclosed below, each of our directors attended at least 75% of the aggregate of (i) the number of Board meetings held during the period for which he or she has been a director and (ii) the total number of committee meetings held during the period for which he or she has served on each such committee. Due to unavoidable pre-existing conflicts, Mr. Subin attended less than 75% of such meetings. Directors are strongly encouraged, but not required, to attend our annual stockholder meetings. Mses. Sorond and Palmer and Messrs. Howard, Howe, Marcus, Muleta, Selby and Subin each attended our 2025 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

We seek to maintain an appropriate balance between management and our Board. Our Board does not have a policy regarding the separation of the offices of Chair of our Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chair of our Board and Chief Executive Officer, as from time to time it may be in our best interests.

Currently, our leadership structure combines the offices of Chief Executive Officer and Chair of our Board, with Ms. Sorond serving as our Chief Executive Officer and as Chair of our Board. Our Corporate Governance Guidelines provide that the independent directors on our Board may choose to elect a director to serve as the “Lead Independent Director” of the Board when the offices of the Chief Executive Officer and the Chair of the Board are not separate. Lisa Hook has served as Lead Independent Director since February 2026.

Our Board has determined that, in certain circumstances, selecting our Chief Executive Officer to serve as Chair of the Board may be the most effective leadership model for the Company at a given time. Having one individual serve in both roles can provide for clear leadership, accountability, and alignment on corporate strategy.

When the offices of the Chief Executive Officer and the Chair of our Board are not separate, our Board believes that appointing a Lead Independent Director strengthens our Board governance, as our Lead Independent Director can serve as the principal liaison between the Chair and the independent directors. Our Lead Independent Director is responsible for:

•        presiding at all meetings of the Board where the Chair is not present;

•        presiding at all meetings and executive sessions of the independent directors;

•        calling meetings of the independent directors, as needed;

•        meeting regularly with the Chief Executive Officer;

•        developing the agendas for meetings of the independent directors;

•        approving Board meeting agendas and schedules;

•        reviewing information sent to the Board; and

•        meeting with stockholders, as appropriate.

Our Board is responsible for overseeing the establishment and maintenance of our risk management processes. While it does not have a standing risk management committee, our Board administers this oversight directly and through its committees, each of which addresses risks within its respective area of responsibility as outlined in its charter.

Our Board may delegate primary oversight of specific risks to one or more committees. When a committee is responsible for evaluating and managing a particular risk, its chair must promptly report any material risk exposures to our Board, ensuring effective coordination of risk oversight, particularly in managing interrelated risks. Our Board or the appropriate committee regularly engages with management to discuss major risk exposures, assess their potential impact, and review mitigation strategies.

Management is responsible for the day-to-day implementation of risk management processes and regularly reports on potential material risks to our Board. These reports, provided by the Chief Executive Officer, Chief Financial Officer, General Counsel, and other senior executives, ensure that our Board remains informed. Additionally, our full Board, with input from its committees, considers and evaluates material risks as part of its broader oversight responsibilities.

Board Committees

As noted above, our Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating Committee, and the Technology and National Defense Committee (“Technology Committee”). Charters for each of the committees are available under the Governance tab of the Investors page of our website at www.nextnav.com. Each committee reviews its respective charter on an annual basis. In compliance with the Nasdaq Stock Market Rules and the federal securities laws, as applicable, all of the members of our Audit Committee, Compensation Committee, and Nominating Committee are independent under the applicable independence standards for such committee.

Committee membership immediately prior to the Annual Meeting is as follows:

	Audit Committee	Compensation Committee	Nominating Committee	Technology & National Defense Committee
Mariam Sorond, Board Chair
Bandel L. Carano
Lisa Hook, Lead Independent Director
H. Wyman Howard III
Alan B. Howe
Jonathan A. Marcus
John B. Muleta
Nicola Palmer
Lorin Selby
Neil S. Subin
| Chair | Member

Audit Committee

The primary purpose of our Audit Committee is to assist our Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements and internal control over financial reporting, as applicable, our compliance with legal and regulatory requirements, and our programs for identifying, evaluating and controlling significant risks. The functions of our Audit Committee include, among other things:

•        appointing, approving the compensation of, and evaluating the work and independence of our independent registered public accounting firm;

•        pre-approving audit, audit-related and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•        overseeing our risk assessment, risk management and risk mitigation policies and programs, including matters relating to privacy and cybersecurity and climate and the environment;

•        reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•        recommending, based upon its review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•        reviewing and discussing with the independent registered public accounting firm the critical accounting policies and practices used by us, the auditor’s responsibilities under U.S. GAAP and the responsibilities of management in the audit process;

•        reviewing the adequacy of our internal control over financial reporting;

•        establishing procedures for receiving, retaining and treating complaints regarding accounting, internal accounting controls, auditing, and federal securities laws matters, and for the confidential, anonymous submission by employees and independent contractors of concerns regarding questionable accounting or auditing matters;

•        monitoring our compliance with legal and regulatory requirements;

•        preparing the Audit Committee report required by the rules of the SEC to be included in our annual proxy statement;

•        reviewing, and, if appropriate, approving or ratifying, all related party transactions for potential conflict of interest situations; and

•        reviewing and discussing with management and our independent registered public accounting firm any financial information and earnings guidance provided to analysts and rating agencies.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee must be qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and have financial sophistication in accordance with the Nasdaq Stock Market Rules. Our Board has determined that each of Mr. Marcus and Mr. Howe qualifies as an audit committee financial expert. For the relevant experience which qualifies each of Mr. Marcus and Mr. Howe as an audit committee financial expert, please see his biographical information under the “Board of Directors” section of this Proxy Statement.

Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee. Our Audit Committee receives regular reports on risks facing the company at each meeting, including on cybersecurity. For information on fees paid to EY, see “Proposal 2: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2026.”

Compensation Committee

The primary purpose of our Compensation Committee is to review the performance and development of our management in achieving corporate goals and objectives and to assure that our executive officers are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests. In carrying out these responsibilities, our Compensation Committee reviews all components of executive officer compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

•        reviewing, determining and implementing our compensation philosophy;

•        annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•        evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining and approving the compensation of our Chief Executive Officer;

•        reviewing and approving the compensation of our other executive officers;

•        administering our equity and other incentive compensation plans and approving the adoption of any amendment to our incentive-compensation and equity-based plans;

•        appointing, compensating and overseeing the work of any compensation consultant, external legal counsel or other advisor retained by the Compensation Committee;

•        conducting the independence assessment outlined in Nasdaq rules with respect to any compensation consultant, counsel or other advisor retained by the Compensation Committee;

•        annually reviewing and reassessing the adequacy of the committee charter and the structure, processes and membership requirements of the Compensation Committee;

•        overseeing and reporting to our Board its review of its policies and strategies for fostering a fair and effective human capital management system, as well as promoting a strong corporate governance culture; and

•        reviewing and discussing with management the compensation discussion and analysis and recommending to our Board whether the compensation discussion and analysis and related executive compensation information be included in our proxy statement or annual report on Form 10-K.

From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by our Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in our Compensation Committee meetings. With respect to our Chief Executive Officer’s compensation, our Compensation Committee evaluates our Chief Executive Officer’s performance against pre-established corporate goals and objectives and approves the compensation level of our Chief Executive Officer based on this evaluation. The Chief Executive Officer may not be present during voting or deliberations on her compensation.

Our Compensation Committee’s charter grants our Compensation Committee authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. In 2025, the Compensation Committee engaged Sequoia Group and Thrive Consulting as its compensation consultants to provide comparative data on executive and non-employee director compensation practices in our industry and to advise our Compensation Committee on our executive officer and non-employee director compensation and equity plan programs generally. Our Compensation Committee retains the sole authority to direct, terminate or engage Sequoia Group and Thrive Consulting services. Other than the services for which Sequoia Group and Thrive Consulting were engaged by our Compensation Committee, they did not provide any other services to us.sc

Nominating Committee

The primary purpose of our Nominating Committee is to assist our Board in identifying nominees for election to our Board, consistent with the qualifications and criteria approved by our Board, and to promote the implementation of sound corporate governance principles and practices. The functions of our Nominating Committee include, among other things:

•        developing and recommending to the Board for its approval general criteria and qualifications for director candidates;

•        identifying, and recommending to the Board for selection, director nominees for election or re-election at our annual meeting of stockholders in each fiscal year and to fill vacancies and newly created directorships;

•        developing and recommending to the Board a set of Corporate Governance Guidelines;

•        monitoring, reviewing and evaluating any change of circumstances or actual or potential conflict of interest relating to any director that may affect the independence of the director;

•        overseeing our corporate governance programs, policies and practices; and

•        overseeing the evaluation of the Board, its committees and the Company’s management.

Our Nominating Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. Our Nominating Committee is responsible for developing and recommending to our Board for its approval general criteria and qualifications for director candidates.

Our Nominating Committee identifies candidates through a variety of means, including recommendations from members of our Board and suggestions from our management, including our Chief Executive Officer. In addition, our Nominating Committee considers candidates recommended by third parties, including stockholders. Our Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our Board and management.

Technology Committee

The primary purpose of our Technology Committee is to assist our Board in technology development and strategy as well as national security, defense and classified business. The functions of our Technology Committee include, among other things:

•          Technology Development and Strategy Oversight

o        review and provide input to the Board on our overall technology strategy and roadmap, ensuring alignment with our business objectives;

o        oversee our processes for identifying, evaluating and adopting emerging technologies;

o        review and monitor our research and development (“R&D”) activities, including budget allocations, project prioritization, and the potential for innovation;

o        oversee the management of technology-related risks, including obsolescence and supply chain vulnerabilities; and

o        review and advise the Company and Board on significant technology-related investments and partnerships.

•          National Security, Defense, and Classified Business

o        advise the Board on our overall national security strategy and its engagement with the defense and intelligence communities;

o        oversee the development and implementation of policies and procedures related to classified information, contracts, and security clearances;

o        monitor our compliance with all applicable laws, regulations, and contractual obligations related to national security and defense matters, including National Industrial Security Program requirements and export control regulations, as and when applicable;

o        review and monitor our engagement with government agencies and regulatory bodies related to national security and defense;

o        review and provide input on significant business opportunities and partnerships within the national security and defense sectors; and

o        monitor geopolitical developments and their potential impact on the Company's national security-related pursuits.

Director Nominees

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of our Board. However, at a minimum, our corporate governance guidelines provide that each nominee exhibit high standards of integrity, demonstrated strong business judgment and professional achievement, and expertise that is useful to the Company and complementary to the background and experience of other Board members. Our Board as a whole should contain a range of talent, skill and expertise sufficient to provide sound and prudent guidance with respect to all of our operations and interests. Each nominee should exhibit confidence and a willingness to express ideas and engage in constructive discussion with other Board members, management and all relevant persons. Each nominee should be able to regularly attend and participate in meetings of our Board and its committees on which he or she serves, should have the interest and ability to understand the sometimes-conflicting interests of our various constituencies, which include stockholders, employees, governmental units and the general public, and to act in the best interests of all stockholders. Further, each nominee should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.

A stockholder wishing to nominate a person for election to our Board at any annual meeting at which our Board has determined that one or more directors will be elected must submit a written notice of his, her or its nomination of a candidate to the attention of our Secretary at our offices at NextNav Inc., 11911 Freedom Drive, Suite 200, Reston, Virginia 20190, providing:

•        the name, age, business address and residence address of such nominee;

•        the principal occupation or employment of such nominee;

•        the class or series and number of shares of capital stock that are owned of record and beneficially by such nominee;

•        such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected);

•        all information with respect to the stockholder that would be required to be set forth in a stockholder’s notice pursuant to our Bylaws if such person were a stockholder or beneficial owner, on whose behalf the nomination was made, submitting a notice providing for the nomination of a person or persons for election as a director or directors in accordance with our Bylaws; and

•        such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Pursuant to our Bylaws, the submission must be received by our Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. In no event will an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder’s notice as described above.

Stockholder Communications with our Board

Stockholders who wish to communicate directly with our Board, or with a particular director, may send a letter addressed to our Secretary at NextNav Inc., 11911 Freedom Drive, Suite 200, Reston, Virginia 20190. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Board Communication” or “Stockholder Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of our Board or just certain specified individual directors. Our Secretary will make copies of all such letters and circulate them to the director(s) addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.”

Our Secretary will handle routine inquiries and requests for information. If our Secretary determines the communication is made for a valid purpose and is relevant to us and our business, our Secretary will forward such communication to the director(s) specified on the envelope, or if none, to our Chair of our Board. Our Secretary will not forward any communication that is: an advertisement or other commercial solicitation or communication; obviously frivolous or obscene; unduly hostile, threatening, or illegal; or related to trivial matters. At each regular meeting of our Board, our Secretary will present a summary of all stockholder communications received since the previous meeting that were not forwarded and will make those communications available to the directors upon request.

Code of Business Conduct

Our Board has adopted a Code of Business Conduct applicable to all of our directors, officers, employees, consultants, and independent contractors. The Code of Business Conduct outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. Every director, officer, employee, consultant, and independent contractor is expected to be familiar with the Code of Business Conduct and adhere to the principles and procedures set forth in the Code of Business Conduct that apply to them. Our Audit Committee is responsible for overseeing the Code of Business Conduct. The Board must approve any waivers of the Code of Business Conduct for executive officers and directors. If we amend or grant a waiver of one or more of the provisions of our Code of Business Conduct, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Business Conduct that apply to our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions by posting the required information on the Investors page of our website at www.nextnav.com. Copies of the Code of Business Conduct can be obtained free of charge from the Investors page on our website, www.nextnav.com, or by contacting our Secretary at our offices at NextNav Inc., 11911 Freedom Drive, Suite 200, Reston, Virginia 20190.

Related Person Transactions

Our Board has adopted written policies and procedures for the review of any related party transactions. Our directors and executive officers complete annual reports disclosing, or certifying the absence of, any related party transactions. If a related person proposes to enter into a related party transaction (as such transaction is defined in Item 404(d) of Regulation S-K as promulgated by the SEC), the related person must report the proposed transaction to our Chief Financial Officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our Audit Committee.

Anti-Hedging and Anti-Pledging Policy

We have an insider trading policy that is applicable to all of our directors, officers, employees and consultants that prohibits the hedging and pledging of our securities. The policy prohibits those individuals and their related persons (as defined in the insider trading policy) from engaging in any speculative transactions involving our securities, including the following activities: short sales of our securities; purchases or sales of puts, calls or other derivative securities based on our securities; purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities; the purchase of our securities on margin; borrowing against our securities held in a margin account; or pledging our securities as collateral for a loan. As such, our employees (including officers), consultants and directors, and their related persons, are prohibited from purchasing other financial instruments, and otherwise engaging in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities (i) granted to the employee or director by us as part of the compensation of the employee or director or (ii) held, directly or indirectly, by the employee or director.

Clawback Policy

During 2023, our Board adopted an incentive compensation recovery policy as required by Rule 10D-1 under the Exchange Act and the corresponding Nasdaq listing standards. Under the policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our current and former executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The Compensation Committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made. A copy of this policy is filed as an exhibit to our most recent Annual Report on Form 10-K.

Insider Trading Policy

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have an insider trading policy and related procedures governing the purchase, sale and other dispositions of our securities by our directors, officers, employees and consultants. We believe our insider trading policy and related procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. In addition, transactions by us in our own securities are entered into after evaluation by our legal counsel for compliance with insider trading laws, rules and regulations, and applicable listing standards.  A copy of our insider trading policy is filed as an exhibit to our most recent Annual Report on Form 10-K.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board currently consists of ten (10) members. Upon the recommendation of our Nominating Committee, our Board has nominated the following ten (10) individuals to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified: (i) Mariam Sorond, (ii) Bandel L. Carano, (iii) Lisa Hook, (iv) H. Wyman Howard III, (v) Alan B. Howe, (vi) Jonathan A. Marcus, (vii) John B. Muleta; (viii) Nicola Palmer, (ix) Lorin Selby, and (x) Neil S. Subin.

Our Bylaws provide that each director shall hold office until the next annual meeting of stockholders and until their respective successor shall have been duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Listed above under the “Board of Directors” section of this Proxy Statement are the names and biographical information of the ten (10) nominees for director. The persons designated as proxies in the proxy card intend to vote “FOR ALL” with respect to such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by our Board, if any person is so nominated. All nominees have consented to be named and have agreed to serve, if elected.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote “FOR ALL” with respect to the election of Mariam Sorond, Bandel L. Carano, Lisa Hook, H. Wyman Howard III, Alan B. Howe, Jonathan A. Marcus, John B. Muleta, Nicola Palmer, Lorin Selby, and Neil S. Subin to our Board as directors.

EXECUTIVE OFFICERS

Below is a list of the names, ages, positions, and a brief description of the business experience of the individuals who serve as executive officers of the Company:

Executive Officer	Age	Position(s)
Mariam Sorond	53	President and Chief Executive Officer and Chair of the Board of Directors
Timothy A. Gray	55	Executive Vice President and Chief Financial Officer
Susan Insley	58	Executive Vice President and Chief Operating Officer
James Black	54	Senior Vice President, General Counsel and Secretary

Mariam Sorond has served as our President and Chief Executive Officer since November 2023. Please refer to the “Board of Directors” section of this Proxy Statement above for Ms. Sorond’s biographical information.

Timothy A. Gray has served as our Executive Vice President and Chief Financial Officer since September 2025. Mr. Gray is responsible for all of the Company’s financial functions, including financial reporting, treasury, financial planning and analysis, capital formation, investor relations, and tax. Previously, he served as Chief Financial Officer of Anterix Inc. (NASDAQ: ATEX) from June 2014 to September 2025. From November 2011 to May 2013, Mr. Gray served as Senior Vice President and Chief Financial Officer of MedImmune, Inc., a subsidiary of AstraZeneca (NYSE: AZN), and then served as Senior Vice President of Finance for MedImmune’s Specialty Care Group until November 2013. Mr. Gray also served in various other finance roles at MedImmune starting in April 2008. Prior to joining MedImmune, Mr. Gray served in finance positions at AOL (NYSE: AOL) and Nextel and started his career at Deloitte & Touche LLP. He is also a member of the Audit Committee of the Children’s Inn at the National Institutes of Health. Mr. Gray received a Bachelor of Business Administration in accountancy from the University of Notre Dame and is a certified public accountant.

Susan Insley has served as our Executive Vice President and Chief Operating Officer since March 2025. Prior to this, she served as our Chief People Officer from September 2024 to March 2025. Before joining NextNav, Ms. Insley served as Senior Vice President of Human Resources at VMware LLC (formerly NYSE: VMW) from February 2016 to January 2024 and as Vice President of Internal Audit from October 2008 to February 2016. Prior to VMWare she served as Vice President of Internal Audit at VeriSign, Inc. (NASDAQ: VRSN) from 2007 to 2008 and in various internal audit roles with Intel Corporation (NASDAQ: INTC) from 1991 to 2006. Ms. Insley received her Bachelor of Science degree in finance from the University of Georgia and earned professional certifications in Internal Audit and Risk Management Assurance.

James Black has served as our Senior Vice President, General Counsel and Secretary since March 2025. Mr. Black previously served as Senior Vice President, General Counsel and Secretary of NYSE-listed satellite manufacturer Terran Orbital Corporation from August 2022 until its acquisition by Lockheed Martin Corporation in October 2024. He previously served as US Head of Legal for Arqit Inc., a quantum encryption technology company, in 2022 and Vice President and Deputy General Counsel, North America for UK defense company Ultra Electronics from 2020 to 2022. During 2019, he was the Chief Legal Officer of Nasdaq-listed biotech company Osiris Therapeutics Inc., prior to its acquisition by Smith & Nephew. From 2010 to 2018 he held various roles with aerospace and defense company Orbital ATK, Inc. and its predecessor Orbital Sciences Corporation, including Vice President and Deputy General Counsel, before serving as Director and Corporate Counsel at Northrop Grumman, a multinational aerospace and defense company, following its acquisition of Orbital in 2018. Mr. Black began his legal career with the international law firm Hogan & Hartson LLP, now Hogan Lovells US LLP, where he was an associate from 2004 to 2009, following a clerkship at the United States District Court for the Eastern District of Virginia. Mr. Black holds a Bachelor of Science degree from James Madison University, a Master of Arts degree from The George Washington University and a Juris Doctor degree from William and Mary Law School.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Overview

The following section provides compensation information pursuant to the scaled disclosure requirements applicable to “emerging growth companies” under the rules of the SEC and the discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The compensation reported in the summary compensation table below is not necessarily indicative of how we will compensate our officers and directors in the future.

Named Executive Officers

This section discusses the material components of the executive compensation program to the following individuals (collectively, our “Named Executive Officers”). For the year ended December 31, 2025, our Named Executive Officers and their positions were as follows:

•      Mariam Sorond, President and Chief Executive Officer and Chair of the Board of Directors;

•      Timothy A. Gray, Chief Financial Officer(1); and

•      James Black, Senior Vice President, General Counsel and Secretary(1).

_______________

(1)	Mr. Black was appointed as our Senior Vice President, General Counsel, and Secretary in March 2025. Mr. Gray was appointed as our Chief Financial Officer in September 2025.

Summary Compensation Table

The following table summarizes the compensation paid to, awarded to, or earned by, as applicable, our Named Executive Officers for the fiscal years ended December 31, 2025 and 2024.

Name and principal position	Year	Salary	Bonus(2)	Non-Equity incentive plan compensation(3)	Stock awards(4)	Option awards(5)	All other compensation(6)	Total
Mariam Sorond	2025	$800,000	$—	$800,000	$999,992	$3,906,689	$17,333	$6,524,014
President and Chief Executive Officer and Chair of the Board of Directors	2024	$550,000	$500	$330,000	$1,154,033	$1,005,113	$16,703	$3,056,349
Timothy A. Gray(1)	2025	$147,239	$—	$—	$1,587,073	$1,512,746	$23,557	$3,270,615
Chief Financial Officer
James Black(1)	2025	$292,500	$—	$—	$840,475	$657,156	$10,600	$1,800,730
Senior Vice President, General Counsel and Secretary

(1)

Mr. Black was appointed as our Senior Vice President, General Counsel, and Secretary in March 2025. Mr. Gray was appointed as our Chief Financial Officer in September 2025. Accordingly, neither were Named Executive Officers for the year ended December 31, 2024 and therefore no compensation is reported for them for 2024.

(2)	Amount reported in the “Bonus” column represents a bonus for the issuance of a patent for which Ms. Sorond was an inventor.
(3)

Amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the annual incentive bonus earned with respect to fiscal year performance that was paid in cash. See — “Annual Performance-Based Bonus” below.

(4)

Amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718 (“FASB 718”), of the Restricted Stock Units (“RSUs”) granted to our Named Executive Officers under our Omnibus Plan (as defined below). Messrs. Gray and Black earned an award with an aggregate grant date fair value of $61,644 and $162,000, respectively, in immediately vested RSUs under the Company’s annual performance-based bonus plan. The remaining amounts for each NEO represent an annual award of RSUs with time-based vesting.

(5)

Amounts reported in the “Option Awards” column reflect the aggregate grant date fair value, computed in accordance with FASB 718, of the Options granted to our Named Executive Officers under our Omnibus Plan. The Options are categorized as non-qualified stock options under the Omnibus Plan.

(6)

Amounts reported in the “All Other Compensation” column represent the amount of safe harbor employer matching contributions under our 401(k) plan. See — “401(k) Plan” below. In addition, the amount for Mr. Gray includes a reimbursement of $22,807 for relocation expenses.

Narrative Disclosure to Summary Compensation Table

Our Named Executive Officers’ total compensation is comprised of a base salary, an annual incentive bonus (in cash for the CEO and in immediately vested equity for other executives), and long-term equity incentive awards, as well as retirement plan and health and welfare benefits. We aim to keep salaries of our Named Executive Officers competitive in order to retain and maintain talent while, at the same time, ensuring consistency with similarly situated pre-revenue companies. Each year, our Board reviews the previous year’s salaries and adjusts any it feels necessary in order to correct for any off-market salaries, either upward or downward, as the case may be. Similarly, equity grants are made to our Named Executive Officers to attract and maintain talent.

Annual Base Salaries

Our Named Executive Officers receive their respective base salaries to compensate them for services rendered to us. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation.

For 2025, the annual base salaries for each of our Named Executive Officers were as follows: Ms. Sorond — $800,000; Mr. Gray — $450,000; and Mr. Black — $360,000. Ms. Sorond’s salary was increased in 2025 to align her compensation with that of our peer group, following a benchmarking process with our compensation consultant. As shown in the Summary Compensation Table, the amounts actually received by our Named Executive Officers reflect the portion of the year during which they served. Our Named Executive Officers’ employment agreements do not provide for an automatic increase in base salary. Rather, the Compensation Committee evaluates the annual base salaries of our Named Executive Officers on an annual basis in light of factors such as the Company’s employee base, the Company’s performance, and the general economic and inflationary environment.

Annual Performance-Based Bonus

In addition to base salaries, our Named Executive Officers are eligible to receive an annual performance-based bonus, which is designed to reward our executives for achievement of certain corporate and/or individual performance goals. For 2025, the Compensation Committee determined that the CEO’s bonus should be based 100% on the Company’s performance, the bonus for Mr. Gray should be based 85% on the Company’s performance and 15% on individual performance, and the bonus for Mr. Black should be based 70% on the Company’s performance and 30% on individual performance. For 2025, the Company performance factors included management of the Company’s profit and loss statement, with a focus on expense management; continued development of our PNT technologies; and activities in furtherance of optimization of our spectrum assets.

Each Named Executive Officer has a target bonus opportunity calculated as a percentage of their annual base salary and may earn more or less than the annual target amount based on the Company’s achievement of the performance goals. For 2025, each Named Executive Officer’s target bonus percentage was as follows: Ms. Sorond, 100%; Mr. Gray, 50%; and for Mr. Black, 45%.

2025 Bonus Determination

For executive officers other than the Chief Executive Officer, the Compensation Committee solicits and considers such executive officers’ performance evaluations and recommendations submitted to the Compensation Committee by our Chief Executive Officer. In addition, the Compensation Committee conducts an evaluation of the performance of our Chief Executive Officer and determines any adjustments to her compensation as well as awards to be granted. In February 2026, Ms. Sorond reviewed the performance of Messrs. Gray and Black for the fiscal year 2025 and recommended to the Compensation Committee for a bonus payout to each such officer. Following such recommendation, the Compensation Committee reviewed our corporate performance and Ms. Sorond’s performance against the previously-established goals and approved individual performance achievement payouts for each Named Executive Officer in the amounts below, which are reflected in the “Non-Equity Incentive Plan Compensation” column for Ms. Sorond and “Stock Awards” column for Messrs. Gray and Black in the Summary Compensation Table above.

The Compensation Committee may determine, in its discretion, whether the annual performance-based bonuses to our Named Executive Officers are to be paid in the form of cash, Restricted Stock Units pursuant to the NextNav Inc. 2021 Omnibus Incentive Plan (the “Omnibus Plan”), or a combination of both cash and Restricted Stock Units. In February 2026, the Compensation Committee determined that the annual performance-based bonus for the fiscal year 2025 for each of our Named Executive Officers, except for Ms. Sorond, should be paid 100% in the form of Restricted Stock Units: (i) Ms. Sorond received $800,000 in cash; (ii) Mr. Gray received 3,372 Restricted Stock Units with a grant date fair value of $61,644, which represented the prorated value of the award based on his start date; and (iii) Mr. Black received 8,862 Restricted Stock Units with a grant date fair value of $162,000. Each award of Restricted Stock Units vested immediately in full upon grant on March 19, 2026.

Equity Incentive Compensation

Our equity-based incentive award grants are designed to facilitate the grant of cash and equity incentives to our qualified directors, employees (including our Named Executive Officers) and consultants and certain of our affiliates, and to enable us and certain of our affiliates to obtain and retain services of these individuals, which is essential to our long-term success.

The goal of our long-term, equity-based incentive awards is to align the interests of our executives with the interests of our equity holders. To achieve this, we may use a combination of, among others, Options, Restricted Stock and Restricted Stock Units as incentive vehicles for long-term compensation. All three of these awards represent shares of our common stock, or the right to receive or purchase shares of our common stock, and we believe this stock ownership aligns the interests of our executives and other recipients with the interests of our equity holders. Because holders realize value from Options only if our value increases relative to the applicable strike price, we believe Options provide meaningful incentives to achieve increases in the value of our equity interests over time, thus further aligning the interests of our executives and other recipients of Options with the interests of our equity holders. Prior to 2026, all Options granted to Named Executive Officers pursuant to this component of our compensation strategy have carried a strike price that is the greater of (i) 110% of the 20-day trailing average market share price and (ii) the fair market value of a share of our common stock at the time of the grant. In addition, because vesting of Options, Restricted Stock and Restricted Stock Units is based on continued service, equity-based incentives also foster the retention of our executives during the award vesting period. Our equity awards are granted pursuant to the Omnibus Plan

Restricted Stock Units

During 2025, the Compensation Committee approved grants of awards of Restricted Stock Units under the Omnibus Plan to the Named Executive Officers as detailed below:

Mariam Sorond

On March 14, 2025, Ms. Sorond received a grant of 90,579 Restricted Stock Units, 1/4 of which vested on March 14, 2026, and 1/16 of which vest quarterly in substantially equal installments thereafter. This grant was awarded as part of the Company’s long-term incentive plan, to align and reward executive performance for delivering stockholder value.

Tim Gray

On September 22, 2025, as an inducement to his hiring, Mr. Gray received a grant of 88,791 Restricted Stock Units, 1/4 of which will vest September 22, 2026, and 1/16 of which vest quarterly in substantially equal installments thereafter.

James Black

On March 11, 2025, as an inducement to his hiring, Mr. Black received a grant of 66,779 Restricted Stock Units, 1/4 of which vested March 11, 2026, 1/16 of which vest quarterly in substantially equal installments thereafter.

Option Awards

During 2025, the Compensation Committee approved grants of awards of Stock Options under the Omnibus Plan to the Named Executive Officers as detailed below:

Mariam Sorond

On March 14, 2025, Ms. Sorond received a grant of 141,362 Stock Options with an exercise price of $12.14, 1/4 of which vested on March 14, 2026, and 1/16 of which vest quarterly in substantially equal installments thereafter. This grant was awarded as part of the Company’s long-term incentive plan, to align and reward executive performance for delivering stockholder value.

On June 27, 2025, Ms. Sorond received a grant of 295,850 Stock Options with an exercise price of $15.07, 1/4 of which will vest on June 27, 2026, and 1/16 of which vest quarterly in substantially equal installments thereafter. This grant was awarded as part of the Company’s long-term incentive plan to better align Ms. Sorond’s compensation to her peers in our compensation peer group, following a benchmarking analysis with our compensation consultant.

Tim Gray

On September 22, 2025, as an inducement to his hiring, Mr. Gray received a grant of 139,646 Stock Options with an exercise price of $18.58, 1/4 of which will vest September 22, 2026, 1/16 of which vest quarterly in substantially equal installments thereafter.

James Black

On March 11, 2025, as an inducement to his hiring, Mr. Black received a grant of 104,319 Stock Options with an exercise price of $12.35, 1/4 of which vested March 11, 2026, 1/16 of which vest quarterly in substantially equal installments thereafter.

Other Equity Compensation Plans

NextNav Inc. 2021 Employee Stock Purchase Plan (the “ESPP”)

In connection with the closing of our business combination (the “Business Combination”) with Spartacus Acquisition Corporation in October 2021, we adopted the NextNav Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), with the intention of (i) encouraging employees (including named executive officers) to acquire shares of our common stock, thereby fostering broad alignment of employees’ interests with the interests of our stockholders, (ii) fostering good employee relations, and (iii) providing a tool to recruit, retain, and reward employees in an extremely competitive environment. No offering periods have been opened under the ESPP.

Employment Agreements with Mariam Sorond, Tim Gray, and James Black

Mariam Sorond

On November 29, 2023, Ms. Sorond entered into an employment agreement with the Company (the “Sorond Employment Agreement”). The Sorond Employment Agreement entitles her to the annual base salary and annual target bonus opportunity, which will equal a percentage of her annual base salary, as described above under “— Annual Base Salaries.”

The Sorond Employment Agreement also contains certain severance terms. In the event Ms. Sorond is terminated or resigns, in each case pursuant to the Sorond Employment Agreement (each, a “Qualifying Termination Event”), then, subject to Ms. Sorond’s timely execution and non-revocation of a release of claims in the Company’s favor, Ms. Sorond will be entitled to the following: (i) a lump sum payment equal to her base salary, (ii) her earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the termination date, (iii) upon timely election, COBRA premiums for up to 12 months, (iv) all of Ms. Sorond’s then outstanding unvested time-based equity awards that would have become vested (but for such termination) during the 12-month period beginning on the termination date, will vest as of the date immediately prior to the termination date, and (v) subject to the following sentence, all of Ms. Sorond’s then outstanding unvested performance-based equity awards will vest in accordance with the applicable grant agreements. Notwithstanding the foregoing, if Ms. Sorond is terminated without cause during the first two years of her employment, all of her then outstanding unvested performance-based equity awards will vest as of the date immediately prior to her termination.

If Ms. Sorond experiences a Qualifying Termination Event within the period beginning on the date the Company enters into a definitive agreement that, if consummated, would result in a change in control and ending on the 12-month anniversary of such change in control, Ms. Sorond will be entitled to all items specified in clauses (i) through (v) above, except that, in lieu of the amount in clause (i) above, Ms. Sorond will be entitled to receive a lump sum payment equal to one hundred fifty percent (150%) of the sum of (A) Ms. Sorond’s base salary and (B) Ms. Sorond’s target bonus for the year in which the termination date occurs. Further, the accelerated vesting outlined in clause (iv) above will occur without regard to the 12-month period. Notwithstanding the foregoing, if Ms. Sorond is terminated without cause during the first two years of her employment, all of her then outstanding unvested performance-based equity awards will vest as of the date immediately prior to her termination.

Tim Gray

On September 3, 2025, Mr. Gray entered into an employment agreement with the Company (the “Gray Employment Agreement”). The Gray Employment Agreement entitles him to the annual base salary and annual target bonus opportunity, which will equal a percentage of his annual base salary, as described above under “— Annual Base Salaries.”

The Gray Employment Agreement also contains certain severance terms. In the event Mr. Gray experiences a Qualifying Termination Event, then, subject to his timely execution and non-revocation of a release of claims in our favor, Mr. Gray will be entitled to (i) a lump sum payment equal to the Mr. Gray’s annual base salary, (ii) Mr. Gray’s earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the termination date, (iii) upon timely election, COBRA premiums for up to 12 months, and (iv) all of Mr. Gray’s outstanding unvested equity-based awards subject to time-based vesting that would have become vested (but for such termination) during the 12 month period beginning on the termination date, will vest as of the date immediately prior to the termination date.

If Mr. Gray experiences a Qualifying Termination Event within the period beginning on the date we enter into a definitive agreement that if consummated would result in a change in control and ending on the 12 month anniversary of such change in control, Mr. Gray will be entitled to all items specified in clauses (i) through (iv) above, except that, in lieu of the amount in clause (i) above, Mr. Gray will be entitled to receive a lump sum payment equal to one hundred fifty percent (150%) of the sum of (A) his base salary and (B) his target bonus for the year in which the termination date occurs.

James Black

On February 27, 2025, Mr. Black entered into an employment agreement with the Company (the “Black Employment Agreement”). The Black Employment Agreement entitles him to the annual base salary and annual target bonus opportunity, which will equal a percentage of his annual base salary, as described above under “— Annual Base Salaries.”

The Black Employment Agreement also contains certain severance terms. In the event Mr. Black experiences a Qualifying Termination Event, then, subject to his timely execution and non-revocation of a release of claims in our favor, Mr. Black will be entitled to (i) a lump sum payment equal to the Mr. Black’s annual base salary, (ii) Mr. Black’s earned but unpaid annual bonus with respect to any completed calendar year immediately preceding the termination date, (iii) upon timely election, COBRA premiums for up to 12 months, and (iv) all of Mr. Black’s outstanding unvested equity-based awards subject to time-based vesting that would have become vested (but for such termination) during the 12 month period beginning on the termination date, will vest as of the date immediately prior to the termination date.

If Mr. Black experiences a Qualifying Termination Event within the period beginning on the date we enter into a definitive agreement that if consummated would result in a change in control and ending on the 12 month anniversary of such change in control, Mr. Black will be entitled to all items specified in clauses (i) through (iv) above, except that, in lieu of the amount in clause (i) above, Mr. Black will be entitled to receive a lump sum payment equal to one hundred fifty percent (150%) of the sum of (A) his base salary and (B) his target bonus for the year in which the termination date occurs.

401(k) Plan

We maintain a 401(k) retirement savings plan, or 401(k) plan, for our U.S. employees. Each of our Named Executive Officers is eligible to participate in the 401(k) plan on the same terms as other U.S. employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code. The 401(k) permits each participant to contribute up to 85% of his or her eligible compensation (subject to the annual statutory limit, which was $23,500 for calendar year 2025), and participants who are 50 years or older can also make “catch-up” contributions (subject to the annual statutory limit, which was $7,500 for calendar year 2025). In addition, the 401(k) plan provides participants with safe harbor employer matching contributions equal to 100% of the first 3% of eligible earnings deferred and an additional 50% of the next 2% of eligible earnings deferred. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees based in the United States, including our Named Executive Officers, in accordance with our compensation policies.

Health/Welfare Plans

Our full-time U.S. employees who satisfy certain eligibility requirements are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life insurance. Each of our Named Executive Officers is eligible to participate in such health and welfare benefits on the same terms as other full-time U.S. employees.

We generally do not provide perquisites or personal benefits to our Named Executive Officers, except in limited circumstances.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding all equity awards outstanding as of December 31, 2025 for each of our Named Executive Officers:

	Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Mariam Sorond	185,015	185,016	(1)	4.68	3/15/2034	500,000	(6)	8,320,000	1,000,000	(7)	16,640,000
	-	141,362	(2)	12.14	3/14/2035	117,647	(8)	1,957,646
	-	295,850	(3)	15.07	6/27/2035	90,579	(9)	1,507,235

Timothy Gray	-	139,646	(4)	18.58	9/22/2035	88,791	(10)	1,477,482	3,372	(11)	61,644

James Black	-	104,319	(5)	12.35	3/11/2035	66,779	(12)	1,111,203	8,862	(13)	162,000

(1)

Subject to continued service through each of the applicable vesting dates, 1/4 of the Options vested on November 29, 2024, and the remaining portion will continue to vest in equal quarterly installments over the subsequent three years.

(2)

Subject to continued service through each of the applicable vesting dates, 1/4 of the Options vested on March 14, 2026, and the remaining portion will continue to vest in equal quarterly installments over the subsequent three years.

(3)

Subject to continued service through each of the applicable vesting dates, 1/4 of the Options will vest on June 27, 2026, and the remaining portion will continue to vest in equal quarterly installments over the subsequent three years.

(4)

Subject to continued service through each of the applicable vesting dates, 1/4 of the Options will vest on September 22, 2026, and the remaining portion will continue to vest in equal quarterly installments over the subsequent three years.

(5)

Subject to continued service through each of the applicable vesting dates, 1/4 of the Options vested on March 11, 2026, and the remaining portion will continue to vest in equal quarterly installments over the subsequent three years.

(6)

Subject to continued service through each of the applicable vesting dates, 1/3 of the RSUs vested on November 29, 2024, and the remaining portion will continue to vest in equal quarterly installments over the subsequent two years.

(7)

Subject to continued service through each of the applicable vesting dates, 100% of the Performance-Based RSUs will vest in full upon achievement of certain regulatory milestones, to be approved by the Compensation and Human Capital Committee of the Board. The performance period is 4 years beginning from November 29, 2023.

(8)

Subject to continued service through each of the applicable vesting dates, 1/4 of the RSUs vested on March 15, 2025, and the remaining portion will continue to vest in equal quarterly installments over the subsequent three years.

(9)

Subject to continued service through each of the applicable vesting dates, 1/4 of the RSUs vested on March 14, 2026, and the remaining portion will continue to vest in equal quarterly installments over the subsequent three years.

(10)

Subject to continued service through each of the applicable vesting dates, 1/4 of the RSUs will vest on September 22, 2026 and the remaining portion will continue to vest in equal quarterly installments over the subsequent three years.

(11)				Represents Performance-Based RSUs earned in earned in February 2026 for 2025 performance.
(12)

Subject to continued service through each of the applicable vesting dates, 1/4 of the RSUs vested on March 11, 2026 and the remaining portion will continue to vest in equal quarterly installments over the subsequent three years.

(13)				Represents Performance-Based RSUs earned in earned in February 2026 for 2025 performance.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Although we do not have a formal policy that requires us to award equity or equity-based compensation on specific dates, we generally issue equity awards to our employees, including our executive officers, annually in the first calendar quarter, and such awards are approved by our Board or Compensation Committee during the first quarter. In certain circumstances, including the hiring of an employee, the Board or Compensation Committee may approve grants to be effective at other times.

Our Board and Compensation Committee do not take material nonpublic information into account when determining the timing and terms of such awards. Further, our Board and Compensation Committee has not timed, and does not plan to time, the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

As required by Item 402(x) of Regulation S-K under the Exchange Act, the following table presents information regarding options issued to our Named Executive Officers in fiscal year 2025 during any period beginning four business days before the (i) filing of a periodic report on Form 10-Q or Form 10-K or (ii) the filing or furnishing a current report on Form 8-K that discloses material nonpublic information, and ending one business day after the filing or furnishing of such report with the SEC.

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Share)	Grant date fair value of the award (1)

Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information

Mariam Sorond	3/14/2025	141,362	12.14	$998,758	7.5%(2)
Tim Gray	9/22/2025	139,646	18.58	$1,512,746	-0.8%(3), -2.8%(4)
James Black	3/11/2025	104,319	12.35	$374,536	7.5%(2), 10.2%(5)

(1)    Represents the grant date fair value of the award, computed in accordance with ASC 718.

(2)    Represents the change in stock price on the trading days immediately preceding and following a current report on Form 8-K filed on March 13, 2025.

(3)    Represents the change in stock price on the trading days immediately preceding and following a current report on Form 8-K filed on September 22, 2025.

(4)    Represents the change in stock price on the trading days immediately preceding and following a current report on Form 8-K filed on September 25, 2025.

(5)    Represents the change in stock price on the trading days immediately preceding and following the annual report on Form 10-K filed on  March 12, 2025.

Compensation of Directors

Compensation for Service

Beginning on May 22, 2025, the date our directors were elected at our 2025 Annual Meeting of Stockholders, and continuing until the next slate of directors are elected at the Annual Meeting, our non-employee directors were compensated for their services on our Board as follows (amounts are prorated for directors who did not hold a position for an entire year):

Annual Board Member Service Retainer:

•        All Non-Employee Directors (excluding Lead Independent Director): $50,000

•        Lead Independent Director: $100,000

Annual Committee Member Service Retainer (per committee):

•        Members of each committee: $5,000

Annual Committee Chair Service Retainer (in lieu of Annual Committee Member Service Retainer):

•        Chair of the Audit Committee: $20,000

•        Chair of the Compensation Committee: $15,000

•        Chair of the Nominating Committee: $10,000

•        Co-Chair of the Technology Committee: $20,000

Directors do not receive a fee for attending meetings, but they are entitled to reimbursement of travel expenses relating to their service.

Annual Equity Grant

On June 30, 2025, each of the individuals who were serving as non-employee director at that time received an annual grant of restricted shares with a grant target value of $175,000, which will vest on May 1, 2026, subject to the non-employee director’s continuous service through the vesting date. The grant target value was converted into 13,154 restricted shares based on the 20-day closing price average of a share of our common stock as reported on Nasdaq for the date ending June 29, 2025, or $15.20 per share, resulting in a grant date fair value of $199,941. Ms. Sorond did not receive any compensation in either cash or equity for her service as a director.

Similarly on June 30, 2025, for his service as our Lead Independent Director, John B. Muleta received a grant of 15,033 restricted shares, with a grant date fair value of $228,502, which vested on December 31, 2025.

Director Compensation

The following table sets forth, for the fiscal year ended December 31, 2025, the cash and non-cash compensation paid for services rendered by our non-employee directors who served for all or a portion of the year.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Total compensation ($)
Bandel L. Carano	58,338	199,941	258,279
H. Wyman Howard III	54,536	199,941	254,477
Alan B. Howe	76,621	199,941	276,562
Jonathan A. Marcus	68,338	199,941	268,279
John B. Muleta	109,766	428,442	538,208
Nicola Palmer	70,014	199,941	269,955
Lorin Selby	54,536	199,941	254,477
Neil S. Subin	55,000	199,941	254,941

____________

(1)      This column represents the aggregate grant date fair value of restricted stock awarded to each director in 2025, computed in accordance with FASB 718.

TRANSACTIONS WITH RELATED PARTIES

In addition to our Code of Conduct and Ethics, which serves as the primary guide to avoiding circumstances that may create a conflict, or the appearance of a conflict, between the personal interests of related persons and the interests of the Company, our Board has adopted a written policy with respect to the review, approval or disapproval and/or ratification of related party transactions. Under the policy, our Audit Committee is responsible for reviewing and approving or disapproving related party transactions. During its review and approval of related party transactions, our Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions. In particular, the policy requires our Audit Committee to consider, among other factors:

•        whether the terms of the related party transaction (taken together) are fair to us and on the same basis that would apply if the transaction did not involve a related person;

•        whether there are business reasons for us to enter into the related party transaction;

•        whether the related party transaction would impair the independence of a non-employee director (including, if applicable, with respect to the director’s capacity as a committee member); and

•        whether the related party transaction would present an improper conflict of interest (or result in an inappropriate appearance of conflict of interest) for any director or executive officer, taking into account the size of the transaction or transactions, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the interest in the transaction or transactions of the director, executive officer or other related person, the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

The Audit Committee may only approve those transactions that are in, or are not inconsistent with, the company’s best interests and those of our stockholders, as the Audit Committee determines in good faith. In addition, under our Code of Conduct and Ethics, our employees, directors and director nominees have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.

Below we describe transactions in which we were a participant or will be a participant, in which the amount involved in the transaction or series of related transactions exceeded the lesser of $120,000 and one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our common stock or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than employment, compensation, termination, indemnification and change in control arrangements with our Named Executive Officers, which are described under the “Executive and Director Compensation” section of this Proxy Statement.

Registration Rights Agreement

In connection with the closing of the Business Combination, we entered into a Registration Rights Agreement with Spartacus Sponsor LLC (“Sponsor”) and certain former owners of former NextNav with respect to the resale of shares of our common stock and other equity securities that were issued as consideration at the closing of the Business Combination (the “Registration Rights Agreement”). The Registration Rights Agreement requires us to, among other things, file a shelf registration statement with respect to shares of our common stock and other equity securities (including certain warrants to purchase shares of our common stock and shares of our common stock issued or issuable upon the exercise of such warrants) on behalf of the stockholders promptly after the closing of the transactions contemplated by the Business Combination. We filed such shelf registration on November 2, 2021 and it was declared effective by the SEC on November 22, 2021.

Share Transfer Agreement

On October 31, 2022, we entered into a Share Transfer Agreement (the “Share Transfer Agreement”) with the shareholders of Nestwave, SAS, a French société par actions simplifiée (as subsequently renamed, “NextNav France”), pursuant to which we acquired all of the issued shares of NextNav France. In connection with the transactions contemplated by the Share Transfer Agreement, we agreed to (1) issue shares of our common stock to certain shareholders of NextNav France and (2) file with the SEC certain registration statements covering the resale of such shares. We filed one such resale registration statement on October 13, 2023, and we filed a second resale registration statement on June 5, 2024.

Private Placement of 5.00% Senior Secured Convertible Notes due 2028

Note Purchase Agreement

On March 12, 2025, the Company entered into a Note Purchase Agreement with certain purchasers, including funds managed by affiliates of Fortress Investment Group LLC, a 10% or greater stockholder of the Company (“Fortress”), and an entity affiliated with Neil S. Subin, a director of the Company, and MILFAM entities, a 5% or greater stockholder of the Company (the “Subin Affiliated Entity”). Under the agreement, the Company agreed to sell, in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder: (a) $190 million in aggregate principal amount of its 5.00% Senior Secured Convertible Notes due 2028 (the “2028 Notes”); and (b) warrants to purchase shares of the Company’s common stock.

Fortress purchased $50 million of the 2028 Notes, and the Subin Affiliated Entity purchased $6.3 million of the 2028 Notes. The private placement transaction was completed on March 27, 2025.

Indenture and Security Agreement

On March 27, 2025, the 2028 Notes were issued at an issue price of 100% of their principal amount pursuant to an indenture, among the Company, certain subsidiaries of the Company named therein as notes guarantors and GLAS Trust Company, LLC, as trustee and notes collateral agent. The guarantors agreed, jointly and severally, to unconditionally guarantee the due and punctual payment of the principal of, premium, if any, and interest on the 2028 Notes. The 2028 Notes were secured under a security agreement among the Company, the guarantors and GLAS Trust.

Warrants

On March 27, 2025, pursuant to the Note Purchase Agreement, the Company issued warrants to purchase an aggregate of 7,800,000 shares of common stock to two lead purchasers, including the warrants to purchase 3,900,000 shares of common stock to Fortress, with exercise prices ranging from $12.56 to $20.00 per share.

The exercise of the warrants is subject to a 4.9% beneficial ownership limitation, except for holders who (i) owned more than 4.9% of common stock immediately prior to the closing or (ii) elect to waive the limitation with at least 61 days’ prior written notice to the Company. Fortress beneficially owned more than 4.9% of the common stock prior to the closing and is not subject to this limit. Additionally, warrant exercises will not be permitted if, when aggregated with all other warrant exercises, they would result in the issuance of more than 19.9% of the Company’s outstanding common stock as of the business day immediately prior to the issuance date of the warrants, unless it is approved by the stockholders of the Company.

Registration Rights Agreement

The Company entered into a Registration Rights Agreement with the purchasers (including Fortress and the Subin Affiliated Entity) which provides that the Company will file a registration statement under the Securities Act registering the Warrants, the shares convertible from the 2028 Notes and the shares underlying the warrants within 35 calendar days of the closing date, and the Company agreed to cause any such registration statement to be declared effective within a certain period of filing.

A summary of the terms of the private placement and copies of the documents related to the private placement, including the Note Purchase Agreement, the forms of the indenture, Security Agreement, Warrants and Registration Rights Agreement were included in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on March 13, 2025, which is incorporated herein by reference.

5% Holders

For information regarding on the beneficial owners of more than five percent of our common stock, including the basis for control and the percentage of voting securities owned, please see the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of the Record Date (except where otherwise noted) by:

•        each of our Named Executive Officers;

•        each of our directors and director nominees;

•        all current directors and executive officers as a group; and

•        each stockholder known by us to own beneficially more than 5% of our outstanding shares of common stock.

Percentage ownership in the following table is based on 136,028,193 shares of our common stock outstanding as of the Record Date. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of our common stock underlying options or RSUs held by such person or group of persons that are currently exercisable or convertible, or will become exercisable or convertible or will vest by May 23, 2026 (which is the date that is 60 days following the Record Date), are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. However, we have not deemed these shares to be outstanding for computing the percentage ownership of any other person.

Unless otherwise indicated, (i) we believe that all persons named in the following table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by such stockholder and (ii) the business address of each of the following entities or individuals is c/o NextNav Inc., 11911 Freedom Drive, Suite 200, Reston, Virginia 20190.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or greater stockholders:
Fortress Investment Group LLC(1)	20,108,944	14.8%
OSI Capital Management LLC(2)	13,260,166	9.7%
Entities affiliated with Joseph D. Samberg(3)	13,755,600	10.1%
Charles L. Frischer(4)	8,722,583	6.4%
Neil Subin(5)	8,917,031	6.6%
Capital Ventures International(6)	9,602,582	7.1%
The Vanguard Group(7)	6,932,757	5.1%
Blackrock, Inc.(8)	6,802,225	5.0%
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors, Director Nominees and Named Executive Officers:
Mariam Sorond(9)	957,229	*
Bandel L. Carano(10)	181,018	*
Lisa Hook	-	*
H. Wyman Howard III(11)	13,154	*
Alan B. Howe(12)	254,111	*
Jonathan A. Marcus(13)	30,894	*
John B. Muleta(14)	59,280	*
Nicola Palmer(15)	30,777	*
Lorin Selby(16)	13,154	*
Neil Subin(5)	8,917,031	6.6%
Timothy Gray	1,967	*
James Black(17)	42,206	*
All directors and executive officers as a group (13 persons)(18)	10,623,703	7.8%

____________

*                Denotes less than one percent of class.

(1)             Based on information provided in a Schedule 13G/A filed on April 4, 2025 jointly by: (a) FINCO I Intermediate Holdco LLC (“FINCO I IH”), the sole member of Fortress Investment Group LLC, (b) FINCO I LLC, the sole member of FINCO I IH, (c) FIG Parent, LLC (“FIG Parent”), the sole member of FINCO I LLC, (d) Foundation Holdco LP (“Foundation Holdco”), the sole member of FIG Parent, and (e) FIG Buyer GP, LLC, the general partner of Foundation Holdco. Each entity has shared voting and dispositive power over all of the reported shares. The address for each of these entities is c/o Fortress Investment Group LLC, 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

(2)             Based on information provided in a Schedule 13G/A filed on February 17, 2026. Represents (i) 13,235,166 shares and (ii) 25,000 warrants that are exercisable for 25,000 shares of our common stock (the “Warrant Shares”), all of which are directly held by Black Feathers, L.P. (f/k/a WOCAP Global Opportunity Investment Partners, L.P.), a Bermuda limited partnership (“Black Feathers LP”), whose general partner is OSI Capital Management LLC (“OSI”). The managers of OSI are Edward Neil Halliday (“Halliday”), Tivin Turchiaro (“Turchiaro”) and Roderick M. Forrest (“Forrest” and collectively with Halliday and Turchiaro, the “OSI Managers”). OSI, as the general partner of Black Feathers LP, and the OSI Managers, as the managers of OSI, may be deemed to beneficially own the shares of our common stock directly held by Black Feathers LP. The warrants (i) became exercisable on November 27, 2021, (ii) are exercisable at a price of $11.50 per Warrant Share and (iii) expire on October 28, 2026. The address for each of these entities is c/o OSI Capital Management LLC, ‘Victoria Place’ 31 Victoria Street, Hamilton, HM 10 Bermuda.

(3)             Based on information provided in a Schedule 13G/A filed on November 24, 2025. Joseph D. Samberg serves as trustee of The Joseph D. Samberg Revocable Trust (the “Samberg Revocable Trust”). The Revocable Trust directly holds 11,145,600 shares of our common stock. The numbers of shares held by the Samberg Revocable Trust includes 1,500,000 shares issuable upon the exercise of our public warrants, which are currently exercisable at a price of $11.50 per warrant share and expire on October 28, 2026. In addition, entities controlled by Mr. Samberg (the “Entities”) directly hold 2,610,000 shares of our common stock. As such, Mr. Samberg may be deemed to beneficially own the securities directly held by the Samberg Revocable Trust and the Entities. The principal business address of each of the reporting persons is 1091 Boston Post Road, Rye, New York 10580.

(4) Based on information provided in a Schedule 13D/A filed by Charles L. Frischer on April 15, 2024. Includes warrants and options that are exercisable for shares of our common stock. The principal business address for Charles L. Frischer is 3156 East Laurelhurst Drive, Seattle, WA 98105.

(5)              Consists of (i) 4,625,462 shares of our common stock; (ii) warrants that are exercisable for 3,789,977 shares of our common stock; (iii) 5.00% Senior Secured Convertible Notes due 2028 that are exercisable 501,592 shares of our common stock; and (iv) 13,154 shares of our common stock subject to restricted stock awards vested or to be vested within 60 days after the Record Date. Certain information is based on information provided in a Schedule 13D/A filed jointly by Neil S. Subin, MILFAM CI LLC SPARTACUS and MILFAM CI Management LLC on August 19, 2022, as subsequently updated based on Forms 4 filed by Mr. Subin on March 14, 2025 and June 30, 2025. (a) 2,515,213 shares of our common stock and 250,000 warrants held by MILFAM Investments LLC that are exercisable for 250,000 shares of our common stock. (b) 1,948,907 shares of our common stock and 3,539,977 warrants are held by MILFAM CI LLC SPARTACUS that are exercisable for 3,539,977 shares of our common stock. (c) Persian Road I, LP, a limited partnership managed by Mr. Subin, purchased $6,300,000 aggregate principal amount of our 5.00% Senior Secured Convertible Notes due 2028 (the "2028 Notes"), at a price of 100% of the principal amount; the 2028 Notes are currently convertible into shares of our common stock at a price of $12.56 per share, and will mature on June 30, 2028. MILFAM CI LLC SPARTACUS is controlled by MILFAM CI Management LLC, which is owned and controlled by Neil Subin. Mr. Subin is also the President and Manager of MILFAM LLC, which serves as manager of Milfam Investments LLC, consequently, he may be deemed to share beneficial ownership of the shares of our common stock held by Milfam Investments LLC. Mr. Subin disclaims any beneficial ownership of the foregoing other than to the extent of any pecuniary interest he may have therein, directly or indirectly. In addition, 148,188 shares of our common stock and 13,154 shares of our common stock subject to restricted stock awards vested or to be vested within 60 days after the Record Date are held by Mr. Subin. The business address for Mr. Subin and all entities described herein is 2336 SE Ocean Blvd, Suite 400, Stuart, Florida 34996.

(6)             Based on information provided in a Schedule 13G/A filed jointly by Capital Ventures International (“CVI”), Susquehanna Advisors Group, Inc. (“SAG”), G1 Execution Services, LLC (“G1”) and Susquehanna Securities, LLC (“SS LLC”) on November 13, 2025. CVI has sole voting and dispositive power over 6,639,083 of the reported shares and G1 has sole voting and dispositive power over 26,861 of the reported shares. CVI, SAG, G1 and SS LLC each has shared voting and dispositive power over all of the reported shares. The principal business address for (i) CVI is P.O. Box 897, Windward 1, Regatta Office Park, West Bay Road, Grand Cayman, KY1-1103, Cayman Islands, (ii) G1 is 175 W. Jackson Blvd. Suite 1700, Chicago, IL 60604, and (iii) SAG and SS LLC is 401 E. City Avenue, Suite 220, Bala Cynwyd, PA 19004.

(7)             Based on information provided in a Schedule 13G filed by The Vanguard Group on January 30, 2026. The Vanguard Group has shared voting power over 719,292 of the reported shares and shared dispositive power over all of the reported shares. Its principal business address is 100 Vanguard Blvd., Malvern, PA 19355.

(8) Based on information provided in a Schedule 13G filed by BlackRock, Inc. on October 17, 2025. BlackRock, Inc. has sole voting power over 6,653,767 of the reported shares and sole dispositive power over all of the reported shares. Its principal business address is 50 Hudson Yards, New York, NY 10001.

(9) Includes 243,482 shares of our common stock subject to options exercisable within 60 days after the Record Date.

(10)           Includes 13,154 shares of our common stock subject to restricted stock awards to be vested within 60 days after the Record Date.

(11) Represents 13,154 shares of our common stock subject to restricted stock awards to be vested within 60 days after the Record Date.

(12)           Includes 38,154 shares of our common stock subject to restricted stock awards to be vested within 60 days after the Record Date.

(13) Includes 13,154 shares of our common stock subject to restricted stock awards to be vested within 60 days after the Record Date.

(14)           Includes 13,154 shares of our common stock subject to restricted stock awards to be vested within 60 days after the Record Date.

(15) Includes 13,154 shares of our common stock subject to restricted stock awards to be vested within 60 days after the Record Date.

(16) Represents 13,154 shares of our common stock subject to restricted stock awards to be vested within 60 days after the Record Date.

(17) Includes 26,079 shares of our common stock subject to options exercisable within 60 days after the Record Date.

(18) Consists of shares of common stock beneficially owned by the named executive officers of the fiscal year 2025 and our other current executive officers and directors, including the shares described in footnotes 5 and 9 to 17 above and the following beneficially owned by an executive officer who is not a named executive officer (i) 44,513 shares of our common stock and (ii) 78,369 shares of our common stock subject to options exercisable within 60 days after the Record Date.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS AT DECEMBER 31, 2025

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	6,596,993	(1)	$8.14 (2)	15,976,507 (3)
Equity compensation plans not approved by security holders	205,920	(4)	$0.37	—
Total	6,802,913			15,976,507

____________

(1)       This number includes 3,333,561 shares covered by restricted stock units and 3,263,432 shares subject to options, all of which were granted under the Omnibus Plan and excludes purchase rights under the ESPP and 205,232 shares of restricted stock granted to certain of our directors under the Omnibus Plan.

(2)       Represents the weighted-average exercise price of 3,263,432 options outstanding under the Omnibus Plan.

(3)       This number includes 14,176,507 shares available for future issuance under the Omnibus Plan, which is subject to an annual increase to be added on the first business day of the calendar year beginning with the calendar year following the calendar year in which the Omnibus Plan becomes effective equal to the lesser of: (i) 5,636,259 shares of stock; or (ii) a lesser number of shares of stock as determined by the Compensation Committee, and 1,800,000 shares available for future issuance under the ESPP, which is subject to an annual increase to be added on the first business day of the calendar year following the calendar year in which the Employee Stock Purchase Plan becomes effective equal to the lesser of: (i) 200,000 shares; or (ii) a lesser number of shares of our common stock as determined by the administrator of the plan. This number has also been reduced by 2,107,931 shares of restricted stock granted to certain of our directors under the Omnibus Plan.

(4)       This number represents shares subject to options granted under former NextNav’s 2011 Unit Option and Profit Interest Plan, amended in 2020. For a description of the 2011 Plan, please refer to Note 11 to NextNav’s audited financial statements included within its Annual Report on Form 10-K for the year ended December 31, 2022.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2026

Our Audit Committee has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We are submitting our appointment of EY as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Prior to the Business Combination, EY was former NextNav’s principal independent registered public accounting firm and has continued as our principal independent registered public accounting firm since the Business Combination. We expect that one or more representatives of EY will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Our Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace EY as our independent registered public accounting firm, and the appointment of our independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by our stockholders, our Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, our Audit Committee determines its decision regarding the independent registered public accounting firm to be in our best interests.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed for professional services rendered by EY during the years ended December 31, 2025 and December 31, 2024:

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024
Audit Fees(1)	$930,000	$511,000
Audit-Related Fees	—	—
Tax Fees(2)	$133,900	$152,070
All Other Fees(3)	$2,000	$2,000
Total	$1,065,900	$665,070

____________

(1)      Audit Fees: Consists of fees for the audit and other procedures in connection with the Annual Report on Form 10-K for the years ended December 31, 2025 and December 31, 2024, and fees related to consents provided in connection with registration statements.

(2)      Tax Fees: Consists of fees for general tax consulting, tax compliance and other tax advice. Tax fees encompass a variety of permissible tax services, primarily including tax advice related to federal, state and international income tax compliance.

(3)      All Other Fees: Consists of subscription fees for online publications and search engine services.

All of the services provided to the Company by EY during fiscal 2025 and 2024 were pre-approved by the Audit Committee.

In accordance with the Sarbanes-Oxley Act of 2002, as amended, our Audit Committee’s policy is to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of our Audit Committee is requested. Our Audit Committee reviews these requests and advises management if our Audit Committee approves the engagement of our independent registered public accounting firm for such services. Our Audit Committee has also delegated authority to the Chair of our Audit Committee or one or more of its subcommittees. Any such pre-approval must be reported to our Audit Committee at its next meeting.

Recommendation of our Board

Our Board unanimously recommends that stockholders vote “FOR” the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

AUDIT COMMITTEE REPORT

The Audit Committee of our Board assists our Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm, EY, is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”), and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2025 with management. In addition, the Audit Committee has discussed with EY the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Audit Committee concerning independence, and has discussed with EY its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Audit Committee:
Jonathan A. Marcus, Chair Alan B. Howe Nicola Palmer Lorin Selby Neil S. Subin

The foregoing report of the Audit Committee shall not be deemed soliciting material or filed, incorporated by reference into or a part of any other filing by us (including any future filings) under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2027 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, proposals of stockholders intended to be presented at our 2027 Annual Meeting of Stockholders must be received by our Secretary, in writing, at 11911 Freedom Drive, Suite 200, Reston, Virginia 20190; Attention: Secretary, no later than December 9, 2026, which is 120 calendar days before April 8, 2027 — the anniversary of the date this proxy statement was released to stockholders in connection with the 2026 Annual Meeting of Stockholders. If, however, the date of our 2027 Annual Meeting of Stockholders is more than 30 calendar days earlier or later than May 21, 2027, then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2027 Annual Meeting of Stockholders will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our Bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Secretary at our offices at 11911 Freedom Drive, Suite 200, Reston, Virginia 20190. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2027 Annual Meeting of Stockholders no earlier than the opening of business on January 21, 2027 and no later than the close of business on February 20, 2027. However, if the date of our 2027 Annual Meeting of Stockholders is more than 30 calendar days earlier or more than 60 calendar days later than May 21, 2027, then we must receive such notice no earlier than the opening of business on the 120th day prior to the 2027 Annual Meeting of Stockholders and not later than the later of (A) the close of business on the 90th day prior to the 2027 Annual Meeting of Stockholders or (B) the close of business on the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made by the Company. In the case of an election of directors at a special meeting of stockholders, we must receive such notice not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Company.

In addition to satisfying the foregoing advanced notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 22, 2027, the date that is 60 days prior to the first anniversary of the 2026 Annual Meeting of stockholders. This date will change if the 2027 Annual Meeting of Stockholders is thirty calendar days earlier or later than May 21, 2027.

Any such notice must include all of the information required to be in such notice pursuant to our Bylaws filed with the SEC.

ANNUAL REPORT

A copy of our 2025 Annual Report to Stockholders, consisting of our Annual Report on Form 10-K for the year ended December 31, 2025, has been made available or mailed concurrently with this Proxy Statement, without charge, to our stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of the exhibits to the Form 10-K upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits should be mailed to our Secretary, at 11911 Freedom Drive, Suite 200, Reston, Virginia 20190.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Notice and, if applicable, a printed version of this Proxy Statement and our Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact our Secretary, at 11911 Freedom Drive, Suite 200, Reston, Virginia 20190; telephone: (800) 775-0982. If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to continue to participate in householding and prefer to receive separate copies of the Notice in the future, please contact our Secretary as indicated above and we will promptly deliver a separate copy of the Notice, Proxy Statement and Annual Report, as applicable.

If your shares are held in street name through a broker, bank or other nominee, please contact your broker, bank or nominee directly if you have questions, require additional copies of our materials or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.

Your vote is important. Even if you plan to attend the Annual Meeting, we urge you to submit your proxy or voting instructions as soon as possible.

By Order of the Board of Directors,

/s/ James Black
Senior Vice President, General Counsel and Secretary

April 8, 2026
Reston, Virginia

NEXTNAV INC.
11911 FREEDOM DRIVE, STE. 200
RESTON, VIRGINIA 20190

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V85974-P47866 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEXTNAV INC.

The Board of Directors recommends you vote "FOR ALL" the following nominees for the following proposal:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mariam Sorond
02) Bandel L. Carano
03) Lisa Hook
04) H. Wyman Howard III
05) Alan B. Howe
06) Jonathan A. Marcus
07) John B. Muleta
08) Nicola Palmer
09) Lorin Selby
10) Neil S. Subin

The Board of Directors recommends you vote "FOR" the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

V85975-P47866

NEXTNAV INC.
Annual Meeting of Stockholders
May 21, 2026 12:00 PM (ET)
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of NEXTNAV INC. hereby appoint(s) James Black and Timothy Gray, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEXTNAV INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM (ET) on May 21, 2026, virtually at www.virtualshareholdermeeting.com/NN2026, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side

a